This agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Tennessee Valley Authority. The representations and warranties of the parties in this agreement were made to, and solely for the benefit of, the other parties to this agreement. The assertions embodied in the representations and warranties may be qualified by information included in schedules, exhibits, or other materials exchanged by the parties that may modify or create exceptions to the representations and warranties. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.
Exhibit 10.6
Execution Version

This instrument prepared by:
Kyle W. Drefke, Esq.
Orrick, Herrington & Sutcliffe LLP
2100 Pennsylvania Avenue NW
Washington, D.C. 20037
(212) 339-8434

HEAD LEASE AGREEMENT
Dated as of May 26, 2026
among
THE UNITED STATES OF AMERICA,
TENNESSEE VALLEY AUTHORITY,
as Head Lessor
and
CUMBERLAND COMBINED CYCLE GENERATION LLC,
as Head Lessee
________________________
CUMBERLAND COMBINED CYCLE FACILITY
located in Stewart County, Tennessee

TABLE OF CONTENTS
    Page

SECTION 1.	DEFINITIONS.............................................................................................	1

SECTION 2.	LEASE OF THE FACILITY.......................................................................	1

SECTION 3.	TERM AND RENT.....................................................................................	2

Section 3.1.	Head Lease Term............................................................................	2

Section 3.2.	Rent for the Facility........................................................................	2

SECTION 4.	RIGHT OF QUIET ENJOYMENT.............................................................	2

SECTION 5.	TRANSFERS OF THE FACILITY; CONVEYANCE OF TITLE.............	2

SECTION 6.	TERMINATION; SURRENDER; AND RETURN....................................	3

Section 6.1.	Surrender and Termination of this Head Lease...............................	3

Section 6.2.	Termination of Head Lease at Option of Head Lessee...................	3

Section 6.3.	Return..............................................................................................	3

SECTION 7.	LIENS..........................................................................................................	3

Section 7.1.	Head Lessee Covenant....................................................................	3

Section 7.2.	Head Lessor Covenant....................................................................	4

SECTION 8.	NONTERMINABILITY..............................................................................	4

SECTION 9.	MODIFICATIONS; REPLACEMENT COMPONENTS...........................	4

SECTION 10.	RELEASE OF COMPONENTS..................................................................	5

SECTION 11.	NONMERGER............................................................................................	5

SECTION 12.	APPLICATION OF PAYMENTS FROM GOVERNMENTAL ENTITY.......................................................................................................
		5

SECTION 13.	SECURITY FOR THE HEAD LESSEE’S OBLIGATIONS......................	5

SECTION 14.	MISCELLANEOUS....................................................................................	6

Section 14.1.	Amendments and Waivers..............................................................	6

Section 14.2.	Notices............................................................................................	6

Section 14.3.	Survival...........................................................................................	6

Section 14.4.	Successors and Assigns...................................................................	6

Section 14.5.	Business Day...................................................................................	6

Section 14.6.	Governing Law................................................................................	6

Section 14.7.	Severability.....................................................................................	7

Section 14.8.	Counterparts....................................................................................	7

Section 14.9.	Headings and Table of Contents.....................................................	7
    i

TABLE OF CONTENTS
(continued)
    Page

Section 14.10.	Further Assurances..........................................................................	7

Section 14.11.	Effectiveness...................................................................................	7

Section 14.12.	Measuring Life................................................................................	7

Section 14.13.	Limitation of Liability.....................................................................	8

Section 14.14.	Effect of the Facility Lease.............................................................	8

Appendix A    Definitions

Attachment A    Description of the Facility
Attachment B    Permitted Closing Date Liens

    ii

HEAD LEASE AGREEMENT
This HEAD LEASE AGREEMENT, dated as of May 26, 2026 (this “Head Lease”), among THE UNITED STATES OF AMERICA (the “Government”), TENNESSEE VALLEY AUTHORITY, a wholly owned corporate agency and instrumentality of the United States (“TVA”) (the Government, solely for purposes of Section 2, and TVA, collectively, together with their successors and permitted assigns, the “Head Lessor”), and CUMBERLAND COMBINED CYCLE GENERATION LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Head Lessee”).
WHEREAS, TVA is constructing the Cumberland combined cycle combustion turbine facility located in Stewart County, Tennessee, a combined cycle generating facility designed to have a summer net generation capacity of approximately 1,450 megawatts (as constructed from time to time and as more particularly described on Attachment A hereto, the “Facility”);
WHEREAS, the Head Lessor holds title to the Facility, and desires to lease the Facility to the Head Lessee, and the Head Lessee desires to lease the Facility from the Head Lessor, in each case on the terms and conditions provided herein; and
WHEREAS, pursuant to the Ground Lease, the Head Lessee will lease and accept the conveyance of the Ground Interest from the Head Lessor for a term equal to the term of this Head Lease;
NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.DEFINITIONS.
Unless the context otherwise requires, capitalized terms used in this Head Lease, including those used in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto. The general provisions of Appendix A shall apply to terms used in this Head Lease and specifically defined herein.
SECTION 2.LEASE OF THE FACILITY.
The Head Lessor hereby leases the Facility to the Head Lessee, upon the terms and conditions set forth herein, for the term described below, and the Head Lessee hereby leases the Facility, upon the terms and conditions set forth herein, from the Head Lessor. The Head Lessor and the Head Lessee understand and agree that (a) legal title to the Facility remains vested in the Head Lessor throughout the Head Lease Term, (b) this Head Lease is subject to the Permitted Closing Date Liens set forth in Attachment B hereto and (c) this Head Lease is intended to be a lease of personal property under Tennessee law. The Head Lessor and the Head Lessee acknowledge and agree that (as of the date hereof) the Facility has not achieved Provisional Acceptance. The Head Lessor and Head Lessee further acknowledge and agree that title to portions of the Facility which will be added to, or otherwise become a part of, the Facility after the Closing Date in accordance with the Cumberland Construction Contract (at no additional cost to the Head Lessee and with no adjustment to Basic Lease Rent or Termination Value) shall remain in the Head Lessor and shall automatically and, without further act, become subject to this Head Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture, and shall be deemed part of the Facility for all purposes, including for purposes of this Head Lease. The Facility also includes an interest in (i) all Modifications which are incorporated in the Facility and which pursuant to Section 8.3 of the Facility Lease and Section 9 hereof become subject to this Head Lease and (ii) all Replacement Components which become part of the Facility pursuant to Section 7.2 of the Facility Lease and Section 10 hereof.
SECTION 3.TERM AND RENT.
Section 3.1.Head Lease Term. The term of this Head Lease shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on May 26, 2076 (the “Head Lease Term”), subject to earlier termination pursuant to the express terms hereof. Notwithstanding anything to the contrary set forth in this Section 3.1, in no event shall the Head Lease Term terminate so long as the Head Lessee’s interest under this Head Lease shall be subject to the Lien of the Lease Indenture.
Section 3.2.Rent for the Facility.
(a)The Head Lessee hereby agrees to pay the Head Lessor rent of $1,700,000,000 (the “Head Lease Rent”) on the Closing Date for the entire Head Lease Term. The Head Lessor acknowledges receipt of such amount in full satisfaction of the Head Lessee’s obligation to pay rent during the Head Lease Term.
(b)Head Lease Rent paid pursuant to Section 3.2(a) shall be retained by the Head Lessor in any and all events which are contemplated, prospective or possible under the provisions and conditions of this Head Lease and the other Transaction Documents and shall be absolute and irrevocable under any circumstances whatsoever, including any rescission or termination of this Head Lease, in whole or in part.
SECTION 4.RIGHT OF QUIET ENJOYMENT.
The Head Lessor agrees that, during the Head Lease Term, neither the Head Lessor, any Affiliate nor any other Person claiming title superior to, or by, through or under it shall interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Head Lessee of the Facility subject to the terms hereof; provided that the Head Lessor’s covenant does not relate to actions of the Lease Indenture Trustee. The Head Lessor and Head Lessee acknowledge and agree that the Head Lessor shall retain the right to fully access, modify, and improve the Facility in a manner necessary to perform the Work and complete the Facility pursuant to the terms of the Construction Management Agreement.
SECTION 5.TRANSFERS OF THE FACILITY.
    The Head Lessee agrees that, prior to the expiration or earlier termination of the Facility Lease Term, it shall not assign, transfer or convey the Head Lessee’s leasehold interest in the
    2

Facility, in whole or in part, except as part of the Head Lessee’s transfer of all or part of the Owner Lessor’s Interest pursuant to, and as permitted by, the Transaction Documents. The Head Lessor acknowledges that (a) the Facility will be leased to the Facility Lessee pursuant to the Facility Lease, (b) the Head Lessee shall have the right to transfer and convey all or part of the Head Lessee’s leasehold interest in the Facility under and in accordance with Sections 5.1, 15.2, 16 and 18.2 of the Facility Lease in connection with the transfer thereunder of all or part of the Owner Lessor’s Interest (or, in connection with a partial termination pursuant to Section 15.2 of the Facility Lease, the Relevant Portion of the Facility), and (c) the Facility Lessee shall have the right to sublease the Facility in accordance with Section 20.2 of the Facility Lease.
SECTION 6.TERMINATION; SURRENDER; AND RETURN.
Section 6.1.Surrender and Termination of this Head Lease.
(a)The Head Lessee shall surrender all of its interest in this Head Lease upon (i) the termination in whole of the Facility Lease pursuant to Section 15.2 thereof, (ii) the expiration of the Facility Lease Term in accordance with Section 16 of the Facility Lease or (iii) the expiration or termination of the Head Lease Term in accordance herewith.
(b)If the Facility Lease is terminated pursuant to Section 15.2 thereof in part with respect to a Relevant Portion of the Facility, this Head Lease shall terminate in part with respect to such Relevant Portion of the Facility on the same date and time as the termination of the Facility Lease with respect to such Relevant Portion.
Section 6.2.Termination of Head Lease at Option of Head Lessee. At any time on or following (a) termination of the Facility Lease pursuant to Section 18.2 thereof, or (b) the expiration of the Facility Lease Term in circumstances under which the Facility Lessee is required to deliver possession of the Facility to the Owner Lessor in accordance with Section 5 of the Facility Lease, the Head Lessee may elect to terminate this Head Lease upon written notice to the Head Lessor, in each case without any obligation or liability to the Head Lessor. In connection with any termination of this Head Lease pursuant to this Section 6.2, the Head Lessee shall return the Facility to the Head Lessor in accordance with Section 6.3.
Section 6.3.Return. Upon (a) surrender of the Head Lessee’s interest in this Head Lease pursuant to Section 6.1(a), (b) termination of this Head Lease in whole pursuant to Section 6.2 or (c) termination of this Head Lease in part with respect to a Relevant Portion of the Facility pursuant to Section 6.1(b), the Head Lessee shall (i) return the Facility or the Relevant Portion of the Facility, as the case may be, to the Head Lessor, by delivering possession of the same to the Head Lessor at its location on the Facility Site and (ii) execute, acknowledge and deliver a release, surrender or conveyance of all its right, title, interest and estate in the Facility or Relevant Portion of the Facility, as the case may be, to the Head Lessor, to be prepared by and at the expense of the Head Lessor in a form reasonably satisfactory to the Head Lessee, in each case on an “as is,” “where is,” and “with all faults” basis.
SECTION 7.LIENS.
Section 7.1.Head Lessee Covenant. The Head Lessee agrees that it shall (a) not, directly or indirectly, create, incur, assume or suffer to exist, any Owner Lessor’s Liens, (b) promptly notify
    3

the Head Lessor and, so long as the Lien of the Lease Indenture has not been discharged, the Lease Indenture Trustee, of the imposition of any such Owner Lessor’s Lien of which the Head Lessee is aware, and (c) promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Owner Lessor’s Lien; provided, however, that the Head Lessee shall not be in breach of this covenant so long as it shall be diligently contesting such Lien and such contest shall not present any material risk of the sale, foreclosure or loss of the Owner Lessor’s Interest or any part thereof or the rights of the Head Lessor or, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee under the Transaction Documents.
Section 7.2.Head Lessor Covenant. The Head Lessor agrees that it shall (a) not, directly or indirectly, create, incur, assume or suffer to exist any Lien on or with respect to the Facility or any interest therein or in, to or on its interest in this Head Lease, other than Permitted Liens, (b) promptly notify the Head Lessee and, so long as the Lien of the Lease Indenture has not been discharged, the Lease Indenture Trustee of the imposition of any such Lien (other than Permitted Liens) of which the Head Lessor is aware, and (c) promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien (other than Permitted Liens); provided, however, that the Head Lessor shall not be in breach of this covenant so long as it shall be diligently contesting such Lien and such contest shall not present any material risk of the sale, foreclosure or loss of the Owner Lessor’s Interest or any part thereof or the rights of the Head Lessee or, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee under the Transaction Documents.
SECTION 8.NONTERMINABILITY.
Neither the rights nor obligations of the Head Lessee or the Head Lessor under this Head Lease shall be terminated, extinguished, diminished, lost or otherwise impaired prior to the expiration or early termination of the Head Lease Term in accordance herewith by any circumstances of any character, including, without limitation: (a) any loss or destruction of, or damage to, or failure to complete construction of, all or any part of the Facility, the Facility Site or any Component for any reason whatsoever and of whatever duration, (b) the condemnation, requisitioning (by eminent domain or otherwise), expropriation, seizure or other taking of title to or use of the Facility, the Facility Site or any Component thereof or any other portion of the Facility or the Facility Site by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of the Facility, the Facility Site or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Head Lease, (e) insolvency, bankruptcy, reorganization or similar proceedings by or against the Head Lessor, the Head Lessee or any other Person, (f) the failure by the Head Lessee or the Head Lessor to comply with Section 7 hereof or with any other Transaction Documents or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.
SECTION 9.MODIFICATIONS; REPLACEMENT COMPONENTS.
All Required Modifications, all Nonseverable Modifications and all Modifications financed by the Owner Lessor by an Additional Equity Investment or a Supplemental Financing pursuant to
    4

Section 11.2 of the Participation Agreement shall automatically upon being affixed to or incorporated into the Facility become subject to this Head Lease without any action by any Person whatsoever and shall be deemed to be a part of the Facility for all purposes of this Head Lease. Any Removable Modification shall not become subject to this Head Lease unless the Owner Lessor shall have leased such Removable Modification in accordance with Section 5.2 of the Facility Lease. All Replacement Components incorporated in the Facility in accordance with the Facility Lease shall automatically become subject to this Head Lease without any action by any Person whatsoever and shall be deemed to be a part of the Facility for all purposes of this Head Lease.
SECTION 10.RELEASE OF COMPONENTS.
Whenever a Component is replaced or any surplus or obsolete Component is removed because it is no longer necessary for the use, operation or maintenance of the Facility, in each case pursuant to, and in accordance with, Section 7.2 of the Facility Lease, and thereafter ceases to be subject to the Facility Lease, the Head Lessee’s interest in such replaced, surplus or obsolete Component shall automatically and without further act of any Person be released from this Head Lease, and the Head Lessee shall, upon the written request of, and at the cost and expense of, the Head Lessor, execute and deliver to, and as directed in writing by, the Head Lessor an appropriate instrument (in due form for recording) releasing such replaced, surplus or obsolete Component from this Head Lease.
SECTION 11.NONMERGER.
The reversionary interests of the Head Lessor in the Facility shall not merge into any interests in the Facility leased by, through or under this Head Lease even if such reversionary interests and such leased interests are at any time vested in or held directly or indirectly by the same Person, but this Head Lease shall nonetheless remain in full force and effect in accordance with its terms notwithstanding such vesting or holding. Notwithstanding this Section 11, nothing shall preclude termination of this Head Lease pursuant to Section 6.1.
SECTION 12.APPLICATION OF PAYMENTS FROM GOVERNMENTAL ENTITY.
Any payments received during or with respect to the Facility Lease Term by the Head Lessor or by the Head Lessee from any Governmental Entity with respect to the seizure, expropriation, condemnation or requisition of the use of, or title to, the Facility shall be applied in accordance with Section 10.2 of the Facility Lease. Any payments received with respect to the period after the expiration of the Facility Lease Term by the Head Lessor or by the Head Lessee from any Governmental Entity with respect to the seizure, expropriation, condemnation or requisition of the use of, or title to, the Facility shall be paid over to, or retained by, the Head Lessee.
SECTION 13.SECURITY FOR THE HEAD LESSEE’S OBLIGATIONS.
In order to secure the Lessor Notes, the Head Lessee will by the Lease Indenture assign and grant a Lien to the Lease Indenture Trustee in and to all of the Head Lessee’s right, title and interest in, to and under this Head Lease and the Owner Lessor’s Interest including its leasehold
    5

interest in the Facility, other than Excepted Payments and subject to Excepted Rights. The Head Lessor hereby consents to such assignment and to the creation of such Lien and acknowledges receipt of a copy of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. TO THE EXTENT, IF ANY, THAT THIS HEAD LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS HEAD LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LEASE INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.
SECTION 14.MISCELLANEOUS.
Section 14.1.Amendments and Waivers. No term, covenant, agreement or condition of this Head Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.
Section 14.2.Notices. Any notices, requests or communications hereunder shall be given or made in accordance with the provisions of Section 15.5 of the Participation Agreement.
Section 14.3.Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Head Lease in accordance with the terms hereof.
Section 14.4.Successors and Assigns.
(a)This Head Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.
(b)The Head Lessor hereby consents to the entry by the Head Lessee into, and the performance by the Head Lessee of, the Transaction Documents. Except as expressly provided herein or in any other Transaction Document, neither party may assign its interests or transfer its obligations herein without the consent of the other party hereto.
Section 14.5.Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment or performance is to be made pursuant to this Head Lease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on the next succeeding Business Day.
Section 14.6.Governing Law. This Head Lease shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without regard to conflicts of
    6

laws principles other than as provided in Section 5-1401 of the NY General Obligations Law), except to the extent that Tennessee law or U.S. federal law shall apply.
Section 14.7.Severability. If any provision hereof shall be invalid, illegal or unenforceable under the Applicable Law of any jurisdiction, the validity, legality and enforceability of such provision in any other jurisdiction, and of the remaining provisions hereof in any jurisdiction, shall not be affected or impaired thereby.
Section 14.8.Counterparts. This Head Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Head Lease may be executed by signatures delivered by email, and a copy hereof that is executed and delivered by a party by email (including in .pdf format) will be binding upon that party to the same extent as a copy hereof containing that party’s original signature. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Head Lease shall be deemed to include electronic signatures (e.g., signatures effected through DocuSign), which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 14.9.Headings and Table of Contents. The headings of the sections of this Head Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.
Section 14.10.Further Assurances. Each party hereto shall promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party hereto, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Head Lease.
Section 14.11.Effectiveness. This Head Lease shall be effective as of the date first above written.
Section 14.12.Measuring Life. If and to the extent that any of the rights and privileges granted under this Head Lease, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Head Lease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, shall be exercisable only during (a) the longer of (i) a period which shall end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Head Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush, William J. Clinton, George W. Bush, Barack H. Obama, Joseph R.
    7

Biden, Jr. and Donald J. Trump or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Head Lease, whichever of (a) and (b) is shorter.
Section 14.13.Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Head Lease is executed and delivered by the Lessor Manager, not individually or personally but solely as the manager of the Head Lessee under the Owner Lessor LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Head Lessee is made and intended not as personal representations, undertakings and agreements by the Lessor Manager, but is made and intended for the purpose for binding only the Head Lessee, (c) nothing herein contained shall be construed as creating any liability on the Lessor Manager, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Lessor Manager be personally liable for the payment of any indebtedness or expenses of the Head Lessee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Head Lessee under this Head Lease.
Section 14.14.Effect of the Facility Lease. Except for its obligations under Sections 4, 6, or 7.1 hereof, by entering into the Facility Lease, the Head Lessee shall be deemed to have complied with any covenant or agreement made by it hereunder with respect to the operation, maintenance and use of the Facility during the Facility Lease Term, without necessity of any action by the Head Lessee and regardless of whether the Facility Lessee complies with its corresponding obligations under the Facility Lease.
(Signatures Follow On Next Page)
    8

IN WITNESS WHEREOF, the Head Lessor and the Head Lessee have caused this Head Lease to be duly executed and delivered by their respective officers thereunto duly authorized on the dates below their respective signatures, but effective as of the date first set forth above.

THE UNITED STATES OF AMERICA

By: Tennessee Valley Authority, as legal agent

By: /s/ Joshua J. Carlon
Name: Joshua J. Carlon
Title: Director, Corporate Finance and
Assistant Treasurer
Date: May 14, 2026

STATE OF TENNESSEE        )
                    ) ss.:
COUNTY OF KNOX            )
        Personally appeared before me, the undersigned authority in and for the said county and state, on this 14th day of May, 2026, within my jurisdiction, the within named Joshua J. Carlon, who acknowledged to me that he is the Director, Corporate Finance and Assistant Treasurer of the Tennessee Valley Authority, a wholly owned corporate agency and instrumentality of the United States of America and agent for the United States of America, and that for and on behalf of Tennessee Valley Authority as agent for the United States of America, and as the act and deed of the United States of America, he executed the above and foregoing instrument, after first having been duly authorized by Tennessee Valley Authority and the United States of America so to do.
/s/ Greta N. Chapman
Notary Public
My Commission expires: October 30, 2027
(Head Lease)

TENNESSEE VALLEY AUTHORITY, as Head Lessor

By: /s/ Joshua J. Carlon
Name: Joshua J. Carlon
Title: Director, Corporate Finance and
Assistant Treasurer
Date: May 14, 2026

STATE OF TENNESSEE    )
    ) ss.:
COUNTY OF KNOX    )
        Personally appeared before me, the undersigned authority in and for the said county and state, on this 14th day of May, 2026, within my jurisdiction, the within named Joshua J. Carlon, who acknowledged to me that he is the Director, Corporate Finance and Assistant Treasurer of the Tennessee Valley Authority, a wholly owned corporate agency and instrumentality of the United States of America, and that for and on behalf of the Tennessee Valley Authority, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized so to do.
/s/ Greta N. Chapman
Notary Public
My Commission expires: October 30, 2027

(Head Lease)

CUMBERLAND COMBINED CYCLE GENERATION LLC, as Head Lessee
By: Cumberland Generation Holdco LLC, not in its individual capacity, but solely as Lessor Manager under the Owner Lessor LLC Agreement

By: /s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Vice President
Date: May 12, 2026

STATE OF NEW YORK    )
) ss.:
COUNTY OF SUFFOLK    )
Personally appeared before me, the undersigned authority in and for the said county and state, on this 12th day of May, 2026, within my jurisdiction, the within named Bernard J. Angelo, who acknowledged to me that he is Vice President of Cumberland Generation Holdco LLC as Lessor Manager of Cumberland Combined Cycle Generation LLC, a Delaware limited liability company (the “Owner Lessor”), and that for and on behalf of Cumberland Generation Holdco LLC, solely as Lessor Manager of the Owner Lessor, and as the act and deed of Cumberland Generation Holdco LLC, solely as Lessor Manager of the Owner Lessor, and as the act and deed of the Owner Lessor, he executed the above and foregoing instrument, after first having been duly authorized by Cumberland Generation Holdco LLC and Owner Lessor so to do.
/s/ Kevin P. Burns
Notary Public
My Commission expires: May 22, 2027

(Head Lease)

The name and address of the Head Lessor are:

HEAD LESSOR:    United States of America
Tennessee Valley Authority
c/o Realty Services
1101 Market Street
Chattanooga, Tennessee 37402-2801
Telephone No.: (423) 751-7691
Attention: Senior Manager

The name and address of the Head Lessee are:

HEAD LESSEE:    Cumberland Combined Cycle Generation LLC
c/o Cumberland Generation Holdco LLC
68 South Service Road, Suite 120
Melville, NY 11747
Telephone No.: 631-930-7202
E-mail: jrangelo@gssnyc.com
Attention: Bernard J. Angelo

Tax Parcel No. 124 05800 000, 124 05900 000, and 123 00100 000

(Head Lease)

*Receipt of the original counterpart of the foregoing Head Lease is hereby acknowledged on this 26th day of May, 2026.
WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely
as Lease Indenture Trustee
By:    /s/ Jeff Marvel
    Name:    Jeff Marvel
    Title:    Assistant Vice President

STATE OF DE    )
) ss.:
COUNTY OF NEW CASTLE    )
Personally appeared before me, the undersigned authority in and for the said county and state, on this 12th day of May, 2026, within my jurisdiction, the within named Jeff Marvel, who acknowledged to me that he is AVP of Wilmington Trust, National Association, and as the act and deed of Wilmington Trust, National Association solely as Lease Indenture Trustee, he executed the above and foregoing instrument, after first having been duly authorized by Wilmington Trust, National Association so to do.
/s/ Tashema Nita Johnson
Notary Public
My Commission expires: September 29, 2027

(Head Lease)

Appendix A
to
Head Lease

DEFINITIONS

Execution Version

APPENDIX A
___________________________________________
DEFINITIONS
___________________________________________

CUMBERLAND COMBINED CYCLE FACILITY

APPENDIX A – DEFINITIONS
GENERAL PROVISIONS
In this Appendix A and each Transaction Document (as hereinafter defined), unless otherwise provided herein or therein:
(a)    the terms set forth in this Appendix A or in any such Transaction Document shall have the meanings herein provided for and any term used in a Transaction Document and not defined therein or in this Appendix A but in another Transaction Document shall have the meaning herein or therein provided for in such other Transaction Document;
(b)    any term defined in this Appendix A by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto whether or not such other document, instrument or agreement remains in effect;
(c)    words importing the singular include the plural and vice versa;
(d)    words importing a gender include either gender;
(e)    a reference to a part, clause, section, paragraph, article, party, annex, appendix, exhibit, schedule or other attachment to or in respect of a Transaction Document is a reference to a part, clause, section, paragraph, or article of, or a part, annex, appendix, exhibit, schedule or other attachment to, such Transaction Document unless, in any such case, otherwise expressly provided in any such Transaction Document;
(f)    a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute or in such Transaction Document;
(g)    a definition of or reference to any document, instrument or agreement includes an amendment or supplement to, or restatement, replacement, modification or renovation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used;
(h)    a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;
(i)    if a capitalized term describes, or shall be defined by reference to, a document, instrument or agreement that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the

Participation Agreement (as hereinafter defined), such reference shall be deemed to be to such form and, following such execution and delivery and subject to paragraph (h) above, to the document, instrument or agreement as so executed and delivered;
(j)    a reference to any Person (as hereinafter defined) includes such Person’s successors and permitted assigns;
(k)    any reference to “days” shall mean calendar days unless “Business Days” (as hereinafter defined) are expressly specified;
(l)    if the date as of which any right, option or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a date or day that is not a Business Day, such right, option or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day (without, in the case of any such payment, the payment or accrual of any interest or other late payment or charge, provided such payment is made on such next succeeding Business Day);
(m)    words such as “hereunder”, “hereto”, “hereof” and “herein” and other words of similar import shall, unless the context requires otherwise, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;
(n)    a reference to “including” shall mean including without limiting the generality of any description preceding such term, and for purposes hereof and of each Transaction Document the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned;
(o)    all accounting terms not specifically defined herein or in any Transaction Document shall be construed in accordance with GAAP; and
(p)    unless the context or the specific provision otherwise requires, whenever in the Transaction Documents a provision requires that the rating of a Person or the Lessor Notes be confirmed, such provisions shall be deemed to mean that each Rating Agency shall have confirmed the rating of the senior long-term unsecured debt of such Person or the Lessor Notes, if then rated by such Rating Agency, a copy of which confirmation shall be delivered by TVA to the Holdco, the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, to the Lease Indenture Trustee and shall be without indication that such Person or the Lessor Notes, as the case may be, has been placed on credit watch, credit review, or any similar status with negative implications or which does not indicate the direction of the potential ratings change.

DEFINED TERMS
“2026 Lessor Notes” shall mean the 5.821% Series 2026 Bonds due May 15, 2056 issued on the Closing Date by the Owner Lessor and any Lessor Notes issued in replacement therefor pursuant to Section 2.9 of the Lease Indenture.
“Actual Knowledge” shall mean, with respect to any Transaction Party, actual knowledge of, or receipt of written notice by, an officer (or other employee whose responsibilities include the administration of the Transaction) of such Transaction Party; provided that neither the Lease Indenture Trustee nor the Lessor Manager shall be deemed to have Actual Knowledge of any fact solely by virtue of an officer of the Lease Indenture Trustee or the Lessor Manager, as the case may be, having actual knowledge of such fact unless such officer is an officer in the Corporate Trust Administration Department of the Lease Indenture Trustee or the Lessor Manager, as the case may be, responsible for the administration of this transaction.
“Additional Equity Investment” shall mean the amount, if any, provided by the Holdco to finance all or a portion of the cost of any Modification financed pursuant to Section 11.2(a) of the Participation Agreement.
“Additional Facility” shall have the meaning specified in Section 4.4 of the Ground Lease.
“Additional Lessor Notes” shall have the meaning specified in Section 2.12 of the Lease Indenture.
“Additional Owner” shall have the meaning specified in Section 4.4 of the Ground Lease.
“Affiliate” of a particular Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such particular Person. For purposes of this definition, “control” when used with respect to any particular Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing; provided, however, that under no circumstances shall the Lessor Manager or the Holdco Manager be considered an Affiliate of any of the Owner Lessor or the Holdco or any Holdco Note Purchaser, nor the Owner Lessor, any Holdco or any Holdco Note Purchaser be considered an Affiliate of the Holdco Manager or the Lessor Manager; provided, further, that no federal Governmental Entity shall be considered to be an Affiliate of TVA.
“After-Tax Basis” shall mean, with respect to any payment to be received by any Person, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to that Person so that the sum of the base payment plus the additional payment shall, after deduction of the amount of all federal, state and local income Taxes required to be paid by such Person in respect of the receipt or accrual of the base payment and the additional payment (taking into account any reduction in such income Taxes resulting from Tax benefits realized or to be realized by the recipient as a result of the payment or the event giving rise to the payment), be equal to the amount required to be received. Such calculations shall be made on the basis of the highest generally applicable federal, state and local income tax rates applicable to the Person for whom the calculation is being made for all relevant periods, and shall take into account the deductibility of state and local income taxes for federal income tax purposes.

“Applicable Law” shall mean, without limitation, all applicable laws, including all Environmental Laws, and treaties, judgments, decrees, injunctions, writs and orders of any court, arbitration board or Governmental Entity and rules, regulations, orders, ordinances, licenses and permits of any Governmental Entity.
“Applicable Permits” shall mean any valid waiver, exemption, variance, franchise, permit, authorization, license or similar order of or from, or filing or registration with, or notice to, any Governmental Entity having jurisdiction over the matter in question, including any decision of a Governmental Entity accompanying any of the foregoing, required by Applicable Law (including Environmental Laws) to be obtained or maintained in connection with the construction, operation and maintenance of the Facility and the Facility Site, transmission of electricity, performance of the Work, testing, commissioning, health and safety or any Environmental Condition.
“Applicable Rate” shall mean 6.08% per annum.
“Appraisal Procedure” shall mean (except with respect to the Closing Appraisal and any appraisal to determine Fair Market Sales Value after a Lease Event of Default shall have occurred and be continuing) an appraisal conducted by an appraiser or appraisers in accordance with the procedures set forth in this definition of “Appraisal Procedure.” The Holdco and TVA will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Sales Value shall be determined by such Independent Appraiser. If the Holdco and TVA are unable to agree upon a single Independent Appraiser within a 15-day period, one shall be appointed by the Holdco, and one shall be appointed by TVA (or its designee), which Independent Appraisers shall attempt to agree upon the value, period, amount or other determination that is the subject of the appraisal. If either the Holdco or TVA does not appoint its appraiser, the determination of the other appraiser shall be conclusive and binding on the Holdco and TVA. If the appraisers appointed by the Holdco and TVA are unable to agree upon the value, period, amount or other determination in question, such appraisers shall jointly appoint a third Independent Appraiser or, if such appraisers do not appoint a third Independent Appraiser, the Holdco and TVA shall jointly appoint the third Independent Appraiser. In such case, the average of the determinations of the three appraisers shall be conclusive and binding on the Holdco and TVA, unless the determination of one appraiser differs from the middle determination by more than twice the amount by which the third determination differs from the middle determination, in which case the determination of the most disparate appraiser shall be excluded, and the average of the remaining two determinations shall be conclusive and binding on the Holdco and TVA.
“Appraiser” shall mean Federal Appraisal LLC.
“Arbitration Proceeding” shall mean a procedure whereby the party seeking to arbitrate a dispute concerning an amount payable under the Support Agreement shall provide written notice of its intention to arbitrate at the time and to the other party of the Support Agreement. Such notice (i) shall specify the section or sections of the Support Agreement which authorizes or authorize an Arbitration Proceeding, (ii) provide reasonable detail of the item or items in dispute, and (iii) set forth the name and address of the person designated to act as the arbitrator on behalf of the party providing such notice. Within 20 Business Days after such notice is given, the party to which such notice was given shall give notice to the first party, specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator within such 20 Business Day period, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator. The arbitrators so chosen shall meet within 10 Business Days after the second arbitrator is appointed and within 20 Business Days thereafter shall decide the dispute. If within such period they cannot agree upon their decision, they shall within 10 Business Days thereafter appoint a third arbitrator and, if they cannot agree upon such appointment, the third arbitrator shall be appointed upon their application or upon the application of either party, by the American Arbitration Association, or any organization which is a successor thereto from a panel of arbitrators having expertise in the business of operating combined cycle combustion turbines. The three arbitrators shall meet and decide the dispute within 20 Business Days of the appointment of the third arbitrator. Any decision or determination in which two of the three arbitrators shall concur or, if no two of the three arbitrators shall concur, the decision or determination of the arbitrator last selected shall be final and binding upon the parties. In designating arbitrators and in deciding the dispute, the arbitrators shall act in accordance with the rules of the American Arbitration Association then in force, subject, however, to express provisions to the contrary, if any, contained in the Support Agreement. In the event that the American Arbitration Association or a nationally recognized successor shall not then be in existence, the arbitration shall proceed under comparable laws or statutes then in effect. The parties to the arbitration shall be entitled to present evidence and argument to the arbitrators. Each party shall pay (i) the fees and expenses of the arbitrator appointed by or on its behalf, and (ii) equal shares of (a) the other expenses of the arbitration properly incurred and (b) the fees and expenses of the third arbitrator, if any. For purposes of this definition, the Facility User shall be deemed to be one party and TVA shall be deemed to be the other party.
“Assigned Documents” shall have the meaning specified in clause (2) of the Granting Clause of the Lease Indenture.
“Assignment and Assumption Agreement” shall mean an assignment and assumption agreement in form and substance substantially in the form of Exhibit F to the Participation Agreement.
“Bankruptcy Code” shall mean the United States Bankruptcy Code of 1978, as amended from time to time, 11 U.S.C. §101 et seq.
“Base Rate” shall mean the rate of interest publicly announced from time to time by Citibank, N.A. at its New York office as its base rate for domestic commercial loans, such rate to change as and when such base rate changes. For purpose of this definition, “base rate” shall mean that rate announced by Citibank, N.A. from time to time as its base rate as that rate may change from time to time with changes to occur on the date Citibank, N.A.’s base rate changes.
“Basic Lease Rent” shall have the meaning specified in Section 3.2 of the Facility Lease.
“Basic Lease Rent (Debt Portion)” for any Rent Payment Date shall mean the amount set forth under the heading “Basic Lease Rent (Debt Portion)” on Schedule 1 of the Facility Lease for such Rent Payment Date.

“Basic Lease Rent (Equity Portion)” for any Rent Payment Date shall mean the amount set forth under the heading “Basic Lease Rent (Equity Portion)” on Schedule 1 of the Facility Lease for such Rent Payment Date.
“Benefit Plan” shall mean an employee benefit plan as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a plan as defined in Section 4975(e) of the Code that is subject to Section 4975 of the Code or any entity that is deemed to hold the assets of any such employee benefit plan or plan by virtue of such employee benefit plan’s or plan’s investment in such entity.
“Bond Resolution” shall mean the Basic Tennessee Valley Authority Power Bond Resolution adopted October 6, 1960, as amended.
“Business Day” shall mean any day other than a Saturday, a Sunday, any federal holiday, or a day on which banking institutions are authorized or required by law, regulation or executive order to be closed in Wilmington, Delaware, Knoxville, Tennessee, or the city and the state in which the Corporate Trust Office of the Lease Indenture Trustee, the Lessor Manager or the Holdco Manager is located.
“Called Amount” shall mean the amount of the Equity Investment that is being repaid, determined by reference to the Termination Value (Equity Portion) with respect to the applicable Termination Date.
“Capability” shall mean the amount of Energy, expressed in megawatt hours, that can be generated by the Facility.
“Capacity” shall mean megawatts of electric energy generating capacity.
“Capital Expenditure Budget” shall have the meaning set forth in Section 4.4(a) of the Support Agreement.
“Claim” shall mean any liability (including in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal, investigation and expert fees, expenses and reasonable related charges, of whatsoever kind and nature (including any losses incurred in connection with enforcement of indemnity obligations), but excluding Taxes.
“Closing” shall have the meaning specified in Section 2.2(a) of the Participation Agreement.
“Closing Appraisal” shall mean the appraisal, dated the Closing Date, prepared by the Appraiser for the use of TVA.
“Closing Date” shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

“CMA Payment” shall have the meaning specified in Section 6.1 of the Construction Management Agreement.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.
“Co-Holdco Manager” shall mean a co-Manager appointed pursuant to Section 21 of the Holdco LLC Agreement.
“Co-Lessor Manager” shall mean a co-Independent Manager appointed pursuant to Section 16.6 of the Owner Lessor LLC Agreement.
“Collateral” shall have the meaning specified in the Granting Clause of the Owner Lessor Mortgage.
“Common Facilities” shall mean all property and facilities intended for common use in the operation of the Units as more particularly described on Exhibit A to the Facility Lease, and shall include any Modifications to such facilities which become subject to the Head Lease during the Facility Lease Term and any Modifications to the Common Facilities made in accordance with the Support Agreement, but shall not include any property or facilities that are used in whole or in part solely for operation or maintenance of other TVA generating units.
“Competitor” shall have the meaning specified in Section 7.1(b) of the Participation Agreement.
“Component” shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment or other property of whatever nature that may from time to time be incorporated in any Unit or the Facility, except to the extent constituting Modifications.
“Confidential Information” shall have the meaning specified in Section 13.2 of the Participation Agreement.
“Construction Cost” shall mean, with respect to any Modification, the actual cost or purchase price (after deducting amounts realized as the salvage value of any component or item of equipment which is being replaced by the Modification, determined in accordance with Prudent Industry Practice), including, without limitation, (i) all costs of architectural and engineering services, labor, materials, equipment, supplies, personnel training, testing, permits and licenses, and legal services, (ii) payroll, including related fringe benefits and payroll taxes, of direct full time employees of TVA allocable on an actual time basis to such acquisition or construction and not included in costs described in clause (vi) below, (iii) reasonable and allocable traveling expenses including use of TVA’s transportation equipment, (iv) all costs relating to injury or damage claims and claims by contractors or suppliers arising under construction contracts and arising out of such acquisition or construction, (v) all Taxes legally required to be paid with respect to such acquisition or construction if paid by TVA and (vi) administrative and other overhead costs of TVA as apportioned by TVA to such Modification in accordance with the Uniform System of Accounts, applicable to such acquisition or construction of such Modification, all in accordance with the Capital Expenditure Budget in effect from time to time.

“Construction Management Agreement” shall mean the Construction Management Agreement dated as of the Closing Date between TVA and the Owner Lessor.
“Construction Period Financing Account” shall have the meaning specified in Section 2.17(a) of the Lease Indenture.
“Construction Period Financing Costs” shall mean a dollar amount equal to the sum of (a) $62,416,545 with respect to the Lessor Notes and (b) $5,708,444 with respect to the Equity Investment.
“Contractor” shall mean TVA as contractor under the Construction Management Agreement.
“Contract Year” shall mean the 12-month period commencing at 12:01 a.m. on January 1 of each year and ending at 12:01 a.m. on the following January 1, except that the first Contract Year shall begin on the Service Commencement Date and the last Contract Year shall end on the Final Shutdown Date.
“Cumberland Fossil Plant” shall mean the Cumberland Fossil Plant consisting of two coal-fired units with a combined summer net generation capacity of 2,470 MW located at a site adjacent to the Facility Site.
“Cumberland Construction Contract” shall have the meaning specified in the first recital of the Construction Management Agreement.
“Debt Portion” shall mean the separate portions of the Net TV Amount (Debt Portion), which portions correspond to the 2026 Lessor Notes and each series of Additional Lessor Notes that may have been issued from time to time and are determined by multiplying (a) the Net TV Amount (Debt Portion), by (b) the fraction (i) the numerator of which is the outstanding principal amount of the applicable 2026 Lessor Notes or such series of Additional Lessor Notes and (ii) the denominator of which is the aggregate outstanding principal amount of the 2026 Lessor Notes and the Additional Lessor Notes.
“Deed of Trust Trustee” shall mean John Seehorn, Esq.
“Design Documents” shall have the meaning specified in Section 2.2.1 of the Construction Management Agreement.
“Discounted Value” shall mean, with respect to the Called Amount of any Equity Investment, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Amount from their respective scheduled due dates to the Settlement Date with respect to such Called Amount, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which return on the Equity Investment is payable) equal to the Reinvestment Yield with respect to such Called Amount.
“Dollars” or the sign “$” shall mean United States dollars or other lawful currency of the United States.
“DTC” shall mean The Depository Trust Company, a New York corporation.

“Early Buy Out” shall have the meaning specified in Section 15.1 of the Facility Lease.
“Early Buy Out Date” shall have the meaning specified in Section 15.1 of the Facility Lease.
“Early Buy Out Notice” shall have the meaning specified in Section 15.1 of the Facility Lease.
“Effective Date” shall mean May 13, 2026.
“Election Notice” shall have the meaning specified in Section 13.1 of the Facility Lease.
“Energy” shall mean megawatt hours of electric energy.
“Enforcement Notice” shall have the meaning specified in Section 5.1 of the Lease Indenture.
“Engineering Consultant” shall mean Sargent & Lundy, L.L.C.
“Engineering Report” shall mean the report of the Engineering Consultant, dated March 26, 2026.
“Environmental Condition” shall mean any action, omission, event, condition or circumstance, including the presence of any Hazardous Substance, that does or reasonably could (i) require assessment, investigation, abatement, correction, removal or remediation under any Environmental Law, (ii) give rise to any obligation or liability of any nature (whether civil or criminal, arising under a theory of negligence or strict liability, or otherwise) under any Environmental Law, or (iii) constitute a violation of or non-compliance with any Environmental Law.
“Environmental Laws” shall mean any federal, state or local laws, common law, ordinances, rules, orders, statutes, decrees, judgments, injunctions, directives, permits, licenses, approvals, codes and regulations relating to the environment, human health, natural resources or Hazardous Substances, now or hereafter in effect and as each may from time to time be amended, supplemented or supplanted.
“Equity Breakage” shall mean, with respect to a Called Amount, an amount equal to the excess, if any, of the Discounted Value with respect to the Called Amount of such Equity Investment over the amount of such Called Amount, provided that the Equity Breakage may in no event be less than zero.
“Equity Guarantor” shall have the meaning specified in Section 7.1 of the Participation Agreement.
“Equity Guaranty” shall mean any guaranty agreement guaranteeing the obligations of the Holdco or entered into pursuant to Section 7.1 of the Participation Agreement in form and substance substantially in the form of Exhibit G to the Participation Agreement.
“Equity Investment” shall mean the amount specified under the heading “Equity Investment” in Schedule 4 to the Participation Agreement.

“Equity Portion” shall mean the separate portions of the Net TV Amount (Equity Portion), which portions correspond to the Equity Investment and each series of Additional Equity Investment that may have been issued from time to time and are determined by multiplying (a) the Net TV Amount (Equity Portion), by (b) the fraction (i) the numerator of which is the outstanding principal amount of the applicable Equity Investment or such series of Additional Equity Investment and (ii) the denominator of which is the aggregate outstanding principal amount of the Equity Investment and the Additional Equity Investments.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.
“Event of Loss” shall mean, with respect to any Unit or Units, any of the following events:
(a)    loss of such Unit or Units or use thereof due to destruction or damage to such Unit or Units or the Common Facilities that is beyond economic repair or that renders such Unit or Units permanently unfit for normal use;
(b)    damage to such Unit or Units or the Common Facilities that results in an insurance settlement with respect to such Unit or Units on the basis of a total loss or an agreed constructive or a compromised total loss of such Unit or Units; and
(c)    seizure, condemnation, confiscation or taking of, or requisition of title to or use of, all or substantially all of a Unit or Units or the Common Facilities by any Governmental Entity, which in the case of a requisition of use prevents the Facility Lessee from operating and maintaining all or substantially all of the Facility, such Unit or Units or the Facility Site for a period of 365 days or more, in each case following any contest thereof and exhaustion of all permitted appeals or an election by TVA not to pursue such appeals.
“Evidences of Indebtedness” shall have the meaning specified in the Bond Resolution.
“Excepted Payments” shall mean and include (a)(i) any indemnity or other payment (whether or not constituting Supplemental Lease Rent and whether or not a Lease Event of Default exists) payable to the Holdco, the Holdco Manager, any Holdco Note Purchaser, the Lessor Manager or to their respective successors and permitted assigns (other than the Lease Indenture Trustee) pursuant to Section 2.4, 9.1 or 9.2 of the Participation Agreement and Section 11.1 of the Owner Lessor LLC Agreement or (ii) any amount payable by TVA to the Owner Lessor, the Holdco, the Lessor Manager, the Holdco Manager or any Holdco Note Purchaser to reimburse any such Person for its costs and expenses in exercising its rights under the Transaction Documents, (b) insurance proceeds, if any, payable to the Owner Lessor or the Holdco under insurance separately maintained by the Owner Lessor or the Holdco with respect to the Facility as permitted by Section 11.1 of the Facility Lease, (c) any amount payable to the Holdco as the purchase price of the Holdco’s Membership Interests in connection with any permitted sale or transfer thereof pursuant to Section 7.1 of the Participation Agreement or Section 13 of the Facility Lease, (d) any amounts payable to the Holdco upon exercise by TVA of the Special Lessee Transfer pursuant to Section 12 of the Participation Agreement; (e) all other fees expressly payable to the Owner Lessor, the Holdco, the Lessor Manager, the Holdco Manager or any Holdco Note Purchaser under the Transaction Documents; (f)

any amounts payable by TVA to the Owner Lessor pursuant to Section 13.2 of the Facility Lease; and (vii) any payments in respect of interest to the extent attributable to payments referred to above that constitute Excepted Payments.
“Excepted Rights” shall mean the rights specified in Section 5.6 of the Lease Indenture.
“Excess Amounts” shall have the meaning specified in Section 9.12 of the Lease Indenture.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Exchange Date” shall mean, when used with respect to any Lessor Notes being replaced and exchanged for Replacement Power Bonds, the date fixed for such replacement and exchange by or pursuant to the Lease Indenture or the respective Lessor Notes, which date shall be a Termination Date.
“Excluded Property” shall mean Excepted Payments and rights reserved to the Owner Lessor and included within Excepted Rights, collectively.
“Excluded Taxes” shall have the meaning specified in Section 9.2(b) of the Participation Agreement.
“Expected Completion Date” shall have the meaning specified in Section 4.1.2 of the Construction Management Agreement
“Expiration Date” shall mean May 25, 2056, the scheduled expiration date of the Facility Lease Term.
“Facility” shall have the meaning specified in the first recital of the Participation Agreement.
“Facility Lease” shall mean the Facility Lease-Purchase Agreement, dated as of the Closing Date, between the Owner Lessor and TVA, substantially in the form of Exhibit B to the Participation Agreement.
“Facility Lease Term” shall have the meaning specified in Section 3.1 of the Facility Lease.
“Facility Lessee” shall mean TVA as lessee under the Facility Lease.
“Facility Lessee’s Interest” shall mean the Facility Lessee’s interest in and to the Facility under the Facility Lease and the Ground Interest under the Ground Sublease.
“Facility Lessor” shall mean the Owner Lessor as lessor under the Facility Lease.
“Facility Operating Fee” shall have the meaning specified in Section 3.5 of the Support Agreement.
“Facility Operation and Maintenance Expense” shall mean all payments made, costs incurred, and obligations and liabilities incurred, by TVA for or in connection with engineering, contract preparation, purchasing, repairing, insuring, supervising, recruiting, training, expediting, inspecting, accounting, providing legal services, testing, protecting, operating, insuring, using, decommissioning, retiring, and maintaining the Facility, including, but not limited to, Station Service Requirements and all such payments made, and obligations incurred, during an operating emergency, and with respect to the purchase of materials, supplies and spare parts, but excluding the Construction Cost of Modifications and any other cost included in a Capital Expenditure Budget. Facility Operation and Maintenance Expenses shall include the properly allocable direct overheads of TVA in the operation and maintenance of the Facility. Facility Operation and Maintenance Expenses shall be determined under and in accordance with the Uniform System of Accounts and shall be in accordance with the Operation and Maintenance Expense Budget in effect from time to time. There shall be credited against Facility Operation and Maintenance Expenses for such Month the proceeds of the sale by TVA of any surplus materials or supplies constituting part of, or used in connection with, the Facility. Facility Operation and Maintenance Expense shall not include any payments made by the Ground Lessee for Taxes pursuant to Section 3.2 of the Ground Lease and payments made, or costs incurred, for commodities, equipment or services supplied by TVA to the Facility User under separate contract, including transmission services supplied under contracts negotiated pursuant to Section 5 of the Support Agreement.
“Facility Site” shall mean the land on which the Facility is situated, as more particularly described in Exhibit 1 to the Ground Lease.
“Facility User” shall mean (i) the Owner Lessor, (ii) any Person to which the Owner Lessor has transferred its interest in the Facility or is leasing the Facility, or (iii) any other Person during the time and to the extent such Person has possession and control of the Facility, in each case under circumstances giving the Owner Lessor or such Person, as the case may be, the right to market and sell Energy from the Facility for its own account, including any Person designated by the Owner Lessor to be so entitled.
“Fair Market Rental Value” or “Fair Market Sales Value” shall mean with respect to any property or service as of any date, the cash rent or cash price obtainable in an arm’s length lease, sale or supply, respectively, between an informed and willing lessee or purchaser under no compulsion to lease or purchase and an informed and willing lessor or seller or supplier under no compulsion to lease or sell or supply the property or service in question, and shall, in the case of an Owner Lessor’s Interest, be determined (except as otherwise provided below or in the Transaction Documents) on the basis that (a) the Facility is located on the Facility Site and the conditions contained in Sections 7 and 8 of the Facility Lease shall have been complied with in all respects, (b) the lessee or buyer shall have rights in, or an assignment of, the Transaction Documents to which the Owner Lessor is a party and the obligations relating thereto and (c) the Owner Lessor’s Interest is free and clear of all Liens (other than Owner Lessor’s Liens, Holdco’s Liens and Indenture Trustee’s Liens) and taking into account (i) the remaining term of the Ground Lease and the Ground Sublease and (ii) in the case of the Fair Market Rental Value, the terms of the Facility Lease and the Transaction Documents. If the Fair Market Sales Value of the Owner Lessor’s Interest is to be determined during the continuance of a Lease Event of Default or in connection with the exercise of remedies by the Owner Lessor pursuant to Section 18 of the Facility Lease, such value shall be determined by an appraiser appointed by the Owner Lessor on an “as-is,” “where-is” and “with all faults” basis and shall take into account all Liens

(other than Owner Lessor’s Liens, Holdco’s Liens and Indenture Trustee’s Liens); provided, however, in any such case where the Owner Lessor shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Owner Lessor’s Interest, Fair Market Sales Value of the Owner Lessor’s Interest shall be deemed equal to $0. If in any case other than in the preceding sentence the parties are unable to agree upon a Fair Market Sales Value of the Owner Lessor’s Interest within 30 days after a request therefor has been made, the Fair Market Sales Value of the Owner Lessor’s Interest shall be determined by appraisal pursuant to the Appraisal Procedures. Any fair market value determination of a Severable Modification shall take into consideration any liens or encumbrances to which the Severable Modification being appraised is subject and which are being assumed by the transferee.
“Federal Power Act” shall mean the Federal Power Act, as amended.
“FERC” shall mean the Federal Energy Regulatory Commission.
“Final Acceptance” shall have the meaning specified in Section 5.3 of the Construction Management Agreement.
“Final Acceptance Certificate” shall have the meaning specified in Section 5.4 of the Construction Management Agreement.
“Final Determination” shall mean (i) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final after all allowable appeals or rehearings by either party to the action have been exhausted or the time for filing such appeal has expired, or in any case where judicial review shall at the time be unavailable because the proposed adjustment involves a decrease in net operating loss carryforward or a business credit carryforward, a decision, judgment, decree or other order of an administrative official or agency of competent jurisdiction, which decision, judgment, decree or other order has become final (i.e., where all administrative appeals have been exhausted by all parties thereto), (ii) a closing agreement entered into under section 7121 of the Code, or any other settlement agreement entered into in connection with an administrative or judicial proceeding or (iii) the expiration of the time for instituting a claim for refund, or if such a claim was filed, the expiration of the time for instituting suit with respect thereto.
“Final Shutdown” shall mean the permanent removal from operation and commercial service of the Facility.
“Final Shutdown Date” shall mean the date on which Final Shutdown occurs.
“Fitch” shall mean Fitch Ratings, Inc. and any successor thereto.
“FMV Net Termination Value” shall have the meaning set forth in Section 18.2(d) of the Facility Lease.
“GAAP” shall mean generally accepted accounting principles used in the United States consistently applied.
“Government” shall mean the United States of America.
“Governmental Entity” shall mean and include the Government, any national government, any political subdivision of a national government or of any state, county or local jurisdiction therein or any board, commission, department, division, organ, instrumentality, court or agency of any thereof, but shall not include TVA.
“Ground Interest” shall mean a leasehold in the Facility Site granted pursuant to, and for the purposes and subject to the limitations set forth in, Section 5 of the Ground Lease.
“Ground Lease” shall mean the Ground Lease and Easement Agreement, dated as of the Closing Date, among the Ground Lessor and the Ground Lessee, substantially in the form of Exhibit C to the Participation Agreement.
“Ground Lease Term” shall have the meaning specified in Section 2.2 of the Ground Lease.
“Ground Lessee” shall mean the Owner Lessor as lessee of the Ground Interest under the Ground Lease.
“Ground Lessor” shall mean TVA and the Government (solely for purposes of Section 2.1 of the Ground Lease), as lessor of the Ground Interest under the Ground Lease.
“Ground Lessor’s Release Rights” shall have the meaning specified in Section 4.2 of the Ground Lease.
“Ground Sublease” shall mean the Ground Sublease and Easement Agreement, dated as of the Closing Date, among the Ground Sublessor and the Ground Sublessee, substantially in the form of Exhibit D to the Participation Agreement.
“Ground Sublease Term” shall have the meaning specified in Section 2.2 of the Ground Sublease.
“Ground Sublessee” shall mean TVA and the Government (solely for purposes of Section 2.1 of the Ground Sublease) as sublessee of the Ground Interest under the Ground Sublease.
“Ground Sublessor” shall mean the Owner Lessor as sublessor of the Ground Interest under the Ground Sublease.
“Guaranteed Provisional Acceptance Date” shall mean December 31, 2026.
“Hazardous Substance” shall mean any pollutant, contaminant, hazardous substance, hazardous waste, toxic substance, chemical substance, extremely hazardous substance, petroleum or petroleum derived substance, waste, or additive, asbestos, PCBs, radioactive material, corrosive, explosive, flammable or infectious material, lead, radon or other compound, element, material or substance in any form whatsoever (including products) defined, regulated, restricted or controlled by or under any Environmental Law.
“Head Lease” shall mean the Head Lease Agreement, dated as of the Closing Date, among the Head Lessor and the Head Lessee, substantially in the form of Exhibit A to the Participation Agreement.
“Head Lease Rent” shall have the meaning specified in Section 3.2(a) of the Head Lease.

“Head Lease Term” shall have the meaning specified in Section 3.1 of the Head Lease.
“Head Lessee” shall mean the Owner Lessor as lessee of the Facility under the Head Lease.
“Head Lessor” shall mean TVA and the Government (solely for purposes of Section 2 of the Head Lease) as lessor of the Facility under the Head Lease.
“Holdco” shall have the meaning set forth in the introductory paragraph to the Participation Agreement; provided that if the Membership Interests are transferred pursuant to the Participation Agreement such that more than one person is a holder thereof, the term “Holdco” shall be deemed to include each holder of the Membership Interests.
“Holdco Collateral Agent” shall mean Wilmington Trust, National Association, or any successor thereto, as collateral agent appointed pursuant to the Holdco Note Purchase Documents.
“Holdco’s Lien” shall mean, with respect to the Holdco, any Holdco Note Purchaser or the Holdco Manager, any Lien on the Facility, the Facility Site, the Lessor Estate or any part thereof arising as a result of (i) Claims against or any act or omission of the Holdco, a Holdco Note Purchaser or the Holdco Manager or any Affiliate of any thereof that are not related to, or that are in violation of, any Transaction Document or the transactions contemplated thereby or that are in breach of any covenant or agreement of the Holdco or the Holdco Manager set forth therein, (ii) Taxes against the Holdco, any Holdco Note Purchaser, the Holdco Manager or any respective Affiliate thereof that are not indemnified against by TVA pursuant to any Transaction Document or (iii) Claims against or affecting the Holdco, any Holdco Note Purchaser, the Holdco Manager or any respective Affiliate thereof arising out of the voluntary or involuntary transfer by the Holdco Manager or the Holdco (except as contemplated or permitted by the Transaction Documents) of any portion of the Holdco’s Membership Interests.
“Holdco LLC Agreement” shall mean the limited liability company agreement, dated on or about the Effective Date, between the Owner Participant and the Holdco Manager.
“Holdco Manager” shall have the meaning set forth in the introductory paragraph of the Participation Agreement.
“Holdco Note” shall mean, with respect to any Holdco Note Purchaser, the Holdco Note issued by the Holdco as of the Closing Date to such Holdco Note Purchaser substantially in the form attached as Exhibit 1 to the Holdco Note Purchase Agreement.
“Holdco Note Purchase Agreement” shall mean the Note Purchase Agreement, dated as of the Closing Date, between the Holdco and the Holdco Note Purchasers.
“Holdco Note Purchase Documents” shall mean the Holdco Note Purchase Agreement, the Holdco Notes, the Holdco Pledge Agreement and the Holdco LLC Agreement.
“Holdco Note Purchaser” or “Holdco Note Purchasers” shall mean the Persons set forth under the caption “Holdco Note Purchasers” on Schedule 4 to the Participation Agreement.

“Holdco Note Purchaser’s Percentage Interest of the Notes” shall mean, as of any date of determination, the percentage of the outstanding principal amount of Holdco Notes held by the applicable Holdco Note Purchaser.
“Holdco Placement Agent” shall mean Morgan Stanley & Co. LLC.
“Holdco Pledge Agreement” shall mean the Pledge Agreement, dated as of the Closing Date, between the Holdco and the Holdco Collateral Agent.
“Indemnitee” shall have the meaning specified in Section 9.1(a) of the Participation Agreement.
“Indemnity Period” shall have the meaning specified in Section 11 of the Ground Lease.
“Independent Appraiser” shall mean a disinterested, licensed industrial property appraiser who is a member of the Appraisal Institute having experience in the business of evaluating facilities similar to the Facility.
“Investment Banker” shall have the meaning specified in Section 2.10(b) of the Lease Indenture.
“Kiewit” shall have the meaning specified in the first recital of the Construction Management Agreement.
“Lease Commencement Date” shall mean the earlier of (i) the date the Facility achieves Provisional Acceptance in accordance with the Construction Management Agreement and (ii) the Outside Lease Commencement Date.
“Lease Debt Rate” shall mean the interest rate under the 2026 Lessor Notes.
“Lease Default” shall mean any event or circumstance that, with the passage of time or the giving of notice, or both, would become a Lease Event of Default.
“Lease Event of Default” shall have the meaning specified in Section 17 of the Facility Lease.
“Leasehold Deed of Trust Trustee” shall mean R. Culver Schmid.
“Lease Indenture” shall mean the Indenture of Trust, Deed of Trust and Security Agreement and Fixture Filing, dated as of the Closing Date, among the Owner Lessor, the Lease Indenture Trustee and the Deed of Trust Trustee, substantially in the form of Exhibit E to the Participation Agreement.
“Lease Indenture Bankruptcy Default” shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Lease Indenture Event of Default under Section 4.2(e) or (f) of the Lease Indenture.
“Lease Indenture Estate” shall have the meaning specified in the Granting Clause of the Lease Indenture.
“Lease Indenture Event of Default” shall have the meaning specified in Section 4.2 of the Lease Indenture.

“Lease Indenture Payment Default” shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become an Lease Indenture Event of Default under Section 4.2(b) of the Lease Indenture.
“Lease Indenture Trustee” shall mean Wilmington Trust, National Association, not in its individual capacity, but solely as Lease Indenture Trustee under the Lease Indenture, and each other Person who may from time to time be acting as Lease Indenture Trustee in accordance with the provisions of the Lease Indenture.
“Lease Indenture Trustee Office” shall mean the office to be used for notices to the Lease Indenture Trustee from time to time pursuant to Section 9.5 of the Lease Indenture.
“Lease Indenture Trustee’s Account” shall mean the account identified as the Lease Indenture Trustee’s Account on Schedule 4 of the Participation Agreement.
“Lease Indenture Trustee’s Liens” shall mean any Lien on the Facility, the Facility Site, the Lessor Estate or any part thereof arising as a result of (i) Taxes against or affecting the Lease Indenture Trustee, or any Affiliate thereof, that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby, (ii) Claims against or any act or omission of the Lease Indenture Trustee, or Affiliate thereof, that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Lease Indenture Trustee specified therein, (iii) Taxes imposed upon the Lease Indenture Trustee, or any Affiliate thereof, that are not indemnified against by TVA pursuant to any Transaction Document, or (iv) Claims against or affecting the Lease Indenture Trustee, or any Affiliate thereof, arising out of the voluntary or involuntary transfer by the Lease Indenture Trustee of any portion of the interest of the Holdco Manager or the Lease Indenture Trustee in the Lessor Estate, other than pursuant to the Transaction Documents.
“Lessee Person” shall mean the Facility Lessee, any sublessee of the Facility Lessee or any other Person using or having possession of the Facility during the Facility Lease Term or any portion thereof and any Affiliate, successor, assignee, transferee, agent or employee of any of the foregoing or any Person claiming through any of the foregoing, except that none of the Owner Lessor, the Holdco, the Holdco Manager, any Holdco Note Purchaser nor the Lease Indenture Trustee, nor any Affiliate, successor, assignee, transferee, agent or employee of any of the foregoing, nor any Person claiming through any of the foregoing, shall be a Lessee Person.
“Lessor Estate” shall mean all the estate, right, title and interest of the Owner Lessor in, to and under the Facility, the Ground Interest and the Transaction Documents, including all funds advanced to the Owner Lessor by the Holdco, all installments and other payments of Basic Lease Rent, Supplemental Lease Rent, Termination Value, condemnation awards, purchase price, sale proceeds and all other proceeds, rights and interests of any kind for or with respect to the estate, right, title and interest of the Owner Lessor in, to and under the Facility, the Ground Interest, the Transaction Documents, and any of the foregoing.
“Lessor Manager” shall have the meaning set forth in the introductory paragraph of the Participation Agreement.
“Lessor Notes” shall mean the 2026 Lessor Notes and any Additional Lessor Notes.

“Lien” shall mean any mortgage, security deed, security title, pledge, lien, charge, encumbrance, lease, or security interest or title retention arrangement.
“List of Competitors” shall mean the initial list attached to the Participation Agreement as Schedule 2, as amended from time to time pursuant to Section 7.1(b) of the Participation Agreement.
“Majority in Interest of Noteholders” as of any date of determination, shall mean Noteholders holding in aggregate more than 50% of the total outstanding principal amount of Lessor Notes; provided, however, that any Lessor Notes held by TVA and/or any Affiliate of TVA shall not be considered outstanding for purposes of this definition unless TVA and/or such Affiliate shall hold title to all the Lessor Notes outstanding.
“Make Whole Premium” shall mean, with respect to the Lessor Notes subject to redemption pursuant to the Lease Indenture, an amount equal to the Discounted Present Value of the Lessor Notes less the unpaid principal amount of such Lessor Notes; provided that the Make Whole Premium shall not be less than zero. For purposes of this definition, the “Discounted Present Value” of any Lessor Notes subject to redemption pursuant to the Lease Indenture shall be equal to the discounted present value of all principal and interest payments scheduled to become due after the date of such redemption in respect of the Lessor Notes, calculated using a discount rate equal to the sum of (i) the yield to maturity on the U.S. Treasury security having a life equal to the remaining average life of the Lessor Notes and (ii) 15 basis points; provided, however, that if there is no U.S. Treasury security having a life equal to the remaining average life of the Lessor Notes, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest calendar month, if necessary) from the yields to maturity for two U.S. Treasury securities having lives most closely corresponding to the remaining average life of the Lessor Notes.
“Material Adverse Effect” shall mean with respect to any Person a materially adverse effect on (i) the business, assets, revenues, results of operations, or financial condition of such Person, (ii) the ability of such Person to perform its obligations under the Transaction Documents, or (iii) the validity or enforceability of the Transaction Documents, the Liens granted thereunder, or the rights and remedies thereto.
“Maximum Net Generating Capacity” shall mean the maximum net Capability of the Facility to produce Energy under conditions existing from time to time.
“Membership Interests” shall mean the membership interests of the Holdco in the Owner Lessor.
“Modification” shall mean a modification, alteration, improvement, addition, betterment or enlargement of the Facility, including any Required Modifications and Optional Modifications, but not Components.
“Month” shall mean a calendar month.
“Moody’s” shall mean Moody’s Investors Service, Inc. and any successor thereto.

“Net TV Amount” shall mean the FMV Net Termination Value or the Sale Net Termination Value, as applicable.
“Net TV Amount (Debt Portion)” shall be the amount equal to the product of (a) the applicable Net TV Amount as of the applicable Termination Date, multiplied by (b) a fraction (i) the numerator of which is the Termination Value (Debt Portion) as of such Termination Date and (ii) the denominator of which is the Termination Value as of such Termination Date.
“Net TV Amount (Debt Portion) Rate” shall mean, with respect to the applicable Debt Portion, a rate per annum equal to (a) 7.821% per annum with respect to the Debt Portion that corresponds to the 2026 Lessor Notes; or (b) the interest rate on the applicable Additional Lessor Notes plus two percent (2%) per annum with respect to the Debt Portion that corresponds to such Additional Lessor Notes.
“Net TV Amount (Equity Portion)” shall be the amount equal to the product of (a) the applicable Net TV Amount as of the applicable Termination Date, multiplied by (b) a fraction (i) the numerator of which is the Termination Value (Equity Portion) as of such Termination Date and (ii) the denominator of which is the Termination Value as of such Termination Date.
“Net TV Amount (Equity Portion) Rate” shall mean, with respect to the applicable Equity Portion, a rate per annum equal to (a) 8.08% per annum with respect to the Equity Portion that corresponds to the Equity Investment; and (b) the interest rate on the applicable Additional Equity Investment plus two percent (2%) per annum with respect to the Equity Portion that corresponds to such Additional Equity Investment.
“Nonseverable Modifications” shall mean any Modification that is not a Severable Modification.
“Note Register” shall have the meaning specified in Section 2.8 of the Lease Indenture.
“Noteholder” shall mean any holder from time to time of outstanding Lessor Notes, and each such holder’s successors and permitted assigns.
“Offering Circular” shall mean the Offering Circular, dated May 13, 2026, with respect to the 2026 Lessor Notes.
“Officer’s Certificate” shall mean with respect to any Person a certificate signed by the Responsible Officer of such Person.
“Operating Fee” shall mean, if the Owner Lessor shall elect to appoint TVA operator of the Facility pursuant to Section 3.1 of the Support Agreement and TVA shall not be precluded by law from so serving, the Facility Operating Fee.
“Operation and Maintenance Expense” shall mean the Facility Operation and Maintenance Expense.
“Operation and Maintenance Expense Budget” shall have the meaning set forth in Section 4.4(c) of the Support Agreement.

“Operative Documents” shall mean the Participation Agreement, the Head Lease, the Facility Lease, the Ground Lease, the Ground Sublease, any Equity Guaranty, the Owner Lessor Mortgage, the Lease Indenture, the Lessor Notes, the Owner Lessor LLC Agreement and the Support Agreement.
“Optional Modification” shall have the meaning specified in Section 8.2 of the Facility Lease.
“Other Exchange Date Payment Amounts” shall mean the following amounts (without duplication) to be paid by the Facility Lessee on the Exchange Date: (a) if the Exchange Date is also a Rent Payment Date, Basic Lease Rent payable on such Exchange Date; plus (b) all reasonable documented out-of-pocket costs and expenses incurred by the Owner Lessor, the Holdco, the Holdco Note Purchasers and the Lease Indenture Trustee in connection with the exercise of the Early Buy Out (without duplication of any such costs and expenses payable pursuant to the Facility Lease); plus (c) any other Supplemental Lease Rent payments due and unpaid on the Exchange Date under any other Transaction Document.
“Other Redemption Date Payment Amounts” shall mean the following amounts (without duplication) to be paid by the Facility Lessee on the Redemption Date: (a) if the Redemption Date is also a Rent Payment Date, Basic Lease Rent payable on such Redemption Date; plus (b) all reasonable documented out-of-pocket costs and expenses incurred by the Owner Lessor, the Holdco, the Holdco Note Purchasers and the Lease Indenture Trustee in connection with the exercise of the Early Buy Out (without duplication of any such costs and expenses payable pursuant to the Facility Lease); plus (c) any other Supplemental Lease Rent payments due and unpaid on the Redemption Date under any other Transaction Document.
“Outside Lease Commencement Date” shall mean May 1, 2027.
“Overdue Rate” (a) when used with reference to the Lessor Notes, Basic Lease Rent (Debt Portion) or Termination Value (Debt Portion) shall mean two percent (2%) per annum over the greater of (i) the Base Rate and (ii) the stated interest rate on the Lessor Notes, (b) when used with reference to the Basic Lease Rent (Equity Portion) or Termination Value (Equity Portion), shall mean two percent (2%) over the greater of (A) the Base Rate and (B) 6.08% per annum or (c) when used with reference to any amount which is due and owing and not referenced in clause (a) or (b) of this definition, the Base Rate plus two percent (2%) per annum.
“Owner Lessor” shall have the meaning set forth in the introductory paragraph to the Participation Agreement.
“Owner Lessor Indemnified Parties” shall have the meaning specified in Section 7.2 of the Construction Management Agreement.
“Owner Lessor LLC Agreement” shall mean the limited liability company agreement of the Owner Lessor, dated on or about the Effective Date, between the Holdco, and the Lessor Manager.
“Owner Lessor Mortgage” shall mean the Leasehold Deed of Trust, Security Agreement and Fixture Filing, dated as of the Closing Date, made by the Owner Lessor to the Leasehold Deed of Trust Trustee and TVA, substantially in the form of Exhibit I to the Participation Agreement.

“Owner Lessor’s Account” shall mean the account identified as the Owner Lessor’s Account on Schedule 4 to the Participation Agreement.
“Owner Lessor’s Interest” shall mean the Owner Lessor’s right, title and interest in and to (i) the Facility under the Head Lease, (ii) the Ground Interest under the Ground Lease and (iii) the Support Agreement.
“Owner Lessor’s Lien” shall mean any Lien on the Facility, the Facility Site, the Lessor Estate or any part thereof arising as a result of (i) Taxes against or affecting the Lessor Manager or the Owner Lessor, or any respective Affiliate thereof that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby, (ii) Claims against, or any act or omission of, the Lessor Manager or the Owner Lessor, or any respective Affiliate thereof, that is not related to, or that is in violation of, any Transaction Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Lessor Manager or the Owner Lessor specified therein, (iii) Taxes imposed upon the Lessor Manager or the Owner Lessor, or any respective Affiliate thereof that are not indemnified against by TVA pursuant to any Transaction Document, or (iv) Claims against or affecting the Lessor Manager or the Owner Lessor, or any respective Affiliate thereof arising out of the voluntary or involuntary transfer by the Lessor Manager or the Owner Lessor of any portion of the interest of the Lessor Manager or the Owner Lessor in the Owner Lessor’s Interest, other than pursuant to the Transaction Documents.
“Owner Participant” shall mean the owner of the membership interests of the Holdco which shall mean GSS Holdings (Cumberland), Inc. until such time, if any, that it has transferred such membership interest in accordance with the Holdco LLC Agreement, and, thereafter shall mean such transferee or its permitted successor or assign.
“Partial Early Buy Out” shall mean TVA’s exercise of the Early Buy Out with respect to less than all Units.
“Partial Event of Loss” shall mean an Event of Loss with respect to less than all Units.
“Participation Agreement” shall mean the Participation Agreement, dated as of the Effective Date, among TVA, the Owner Lessor, the Lessor Manager, the Holdco Manager, the Holdco and the Lease Indenture Trustee.
“Paying Agent” shall have the meaning specified in Section 2.6 of the Lease Indenture.
“Permitted Closing Date Liens” shall mean those matters listed on Exhibit 5 to the Ground Lease.
“Permitted Instruments” shall mean (a) Permitted Securities, (b) overnight loans to or other customary overnight investments in commercial banks of the type referred to in paragraph (d) below, (c) open market commercial paper of any corporation (other than TVA or any Affiliate thereof) incorporated under the laws of the United States or any state thereof which is rated not less than “prime 1” or its equivalent by Moody’s and “A 1” or its equivalent by S&P maturing within one year after such investment, or such other comparable rating by a nationally recognized rating agency, (d) certificates of deposit issued by commercial banks organized under the laws of the United States or any state thereof or a domestic branch of a foreign bank (i) having a combined capital and surplus in excess of $500,000,000 and (ii) which are rated “AA” or better by S&P and “Aa2” or better by Moody’s, or such other comparable rating by a nationally recognized rating agency; provided that no more than $20,000,000 may be invested in such deposits at any one such bank and (e) a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which is limited to Permitted Securities.
“Permitted Liens” shall mean (i) the interests of TVA, the Holdco, the Owner Lessor and the Lease Indenture Trustee under any of the Transaction Documents; (ii) all Owner Lessor’s Liens, Holdco’s Liens and Indenture Trustee’s Liens; (iii) the interests of TVA in the Facility and the Facility Site; (iv) Permitted Closing Date Liens; (v) Liens for taxes either not delinquent or being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of TVA if required by generally accepted accounting principles, so long as such proceedings shall not involve any danger of the sale, forfeiture or loss of any part of the Facility or the Facility Site; (vi) materialmen’s, mechanics’, workers’, repairmen’s, employees’ or other like liens arising in the ordinary course of business for amounts either not delinquent or being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of TVA if required by generally accepted accounting principles, so long as such proceedings shall not involve any danger of the sale, forfeiture or loss of any part of the Facility or the Facility Site; (vii) liens arising out of judgments or awards against TVA with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith by TVA, so long as such judgment, award or appeal shall not involve any danger of the sale, forfeiture or loss of any part of the Facility or the Facility Site; (viii) utility rights of way and easements; and (ix) Liens permitted pursuant to Section 4.2 or 4.3 of the Ground Lease.
“Permitted Post Facility Lease Term Liens” shall mean the Permitted Liens referred to in clauses (ii), (iii) and (ix) of the definition thereof.
“Permitted Securities” shall mean securities (and security entitlements with respect thereto) that (a) are (i) direct obligations of the United States of America or obligations guaranteed as to principal and interest by the full faith and credit of the United States of America, and (ii) securities issued by agencies of the U.S. federal government whether or not backed by the full faith and credit of the United States rated “AA” and “Aa2” by S&P and Moody’s, respectively, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government obligation or a specific payment of interest on or principal of any such U.S. Government obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government obligation or the specific payment of interest on or principal of the U.S. Government obligation evidenced by such depository receipt and (b) have a stated maturity no later than the date of the expected use of the funds.
“Person” shall mean any individual, corporation, cooperative, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Personalty” shall have the meaning specified in the Granting Clause of the Owner Lessor Mortgage.
“Plan” shall mean any “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to ERISA, any “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any “governmental plan” (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transactions with government plans similar to those contained in Section 406 of ERISA or Section 4975 of the Code.
“Point or Points of Interconnection” shall mean the points of interconnection of the transmission facilities owned by TVA with regional transmission lines of entities to which TVA wheels power on behalf of the Owner Lessor pursuant to Section 5 of the Support Agreement, as such points may be agreed upon by the Parties from time to time.
“Power” shall mean megawatts of Capacity and associated Energy.
“Proceeds” shall mean the proceeds from the sale of the 2026 Lessor Notes by the Owner Lessor to the Noteholders on the Closing Date.
“Provisional Acceptance” shall have the meaning specified in Section 5.1 of the Construction Management Agreement.
“Provisional Acceptance Certificate” shall have the meaning specified in Section 5.2 of the Construction Management Agreement.
“Prudent Industry Practice” shall mean, at a particular time, either (a) any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry with respect to facilities similar in nature to the Facility, or (b) any of the practices, methods and acts which, in the exercise of reasonable judgment at the time the decision was made, could have been expected to accomplish the desired result at the lowest reasonable cost consistent with good business practices, reliability, safety and expedition. “Prudent Industry Practice” is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts.
“Punch List” shall have the meaning specified in Section 2.3.2 of the Construction Management Agreement.
“Quarter” means a calendar three-month period, ending on March 31, June 30, September 30 or December 31.
“Rates” shall have the meaning specified in Section 5.5 of the Participation Agreement.
“Rating Agencies” shall mean S&P, Moody’s and Fitch and any other comparable nationally recognized rating agency.
“Real Property” shall have the meaning specified in the Granting Clause of the Owner Lessor Mortgage.

“Reasonable Basis” for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85 352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association (or any successor to such opinion).
“Rebuilding Closing Date” shall have the meaning specified in Section 10.3(b) of the Facility Lease.
“Redemption Date” shall mean, when used with respect to any Lessor Notes to be redeemed, the date fixed for such redemption by or pursuant to the Lease Indenture or the respective Lessor Notes, which date shall be a Termination Date.
“Registrar” shall have the meaning specified in Section 2.8 of the Lease Indenture.
“Regulatory Event of Loss” shall mean a condition or circumstance where, if elected by the Owner Lessor, the Holdco or one or more affected Holdco Note Purchasers (by notice to the Facility Lessee) within 12 months of obtaining knowledge of the event or circumstance causing a “Regulatory Event of Loss,” the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers become subject to rate of return regulation or other applicable public utility law or regulation of a Governmental Entity that, in the reasonable opinion of the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers, is materially burdensome to the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers and cannot be remedied by cooperation among the parties and the taking of reasonable measures to alleviate the source or consequence of any such regulation or law, provided that: (i) such regulation or law is applicable solely as a result of the participation of the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers in the transactions contemplated by the Transaction Documents and not as a result of (A) any other investments, loans, or other business activities of the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers or their Affiliates or the nature of properties or assets owned, held or otherwise available to the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers or their Affiliates or (B) a failure of the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers or their Affiliates to perform routine, administrative or ministerial actions which would not have a material adverse consequence on the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers or their Affiliates; and (ii) the Owner Lessor, the Holdco or such affected Holdco Note Purchaser or Purchasers would no longer be subject to such law or regulation if the Owner Lessor terminated the Head Lease and the Facility Lease and transferred possession of the Facility to the Head Lessor, the Holdco disposed of its Membership Interests, or such affected Holdco Note Purchaser or Purchasers disposed of its or their Holdco Notes as the case may be.
“Regulatory Event of Loss Termination Payment” shall mean, with respect to any Termination Date, an amount equal to the product of (a) the Termination Value (Equity Portion) with respect to such Termination Date, multiplied by (b) the applicable Holdco Note Purchaser’s Percentage Interest of the Notes.
“Related Party” shall mean, with respect to any Person or its successors and assigns, an Affiliate of such Person or its successors and assigns and any director, officer, servant, employee or agent of that Person or any such Affiliate or their respective successors and assigns; provided that the Lessor Manager and the Owner Lessor shall not be treated as Related Parties to each other and neither the Owner Lessor nor the Lessor Manager shall be treated as a Related Party to the Holdco except that, for purposes of Section 9 of the Participation Agreement, the Owner Lessor will be treated as a Related Party to the Holdco to the extent that the Owner Lessor acts on the express direction or with the express consent of the Holdco.
“Released Property” shall have the meaning specified in Section 4.2 of the Ground Lease.
“Relevant Portion” shall mean (a) with respect to Section 10 of the Facility Lease, the Unit or Units suffering an Event of Loss or (b) with respect to Section 15 of the Facility Lease, the Unit or Units subject to TVA’s exercise of the Early Buy Out, in either case with respect to a termination of the Facility Lease with respect to less than the entire Facility.
“Reinvestment Yield” shall mean, with respect to the Called Amount of any Equity Investment, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Amount, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Remaining Scheduled Payments as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Equity Investment. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” shall mean, with respect to the Called Amount of any Equity Investment, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Amount, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Amount as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Equity Investment.
“Remaining Average Life” shall mean, with respect to any Called Amount, the number of years obtained by dividing (i) such Called Amount into (ii) the sum of the products obtained by multiplying (a) the return of equity component of each Remaining Scheduled Payment with respect to such Called Amount by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months, that will elapse between the Settlement Date with respect to such Called Amount and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” shall mean, with respect to the Called Amount of any Equity Investment, all payments of Basic Lease Rent (Equity Portion) that would be due after the Settlement Date if no payment of such Called Amount were made prior to its scheduled due date.
“Remediate” or “Remediation” means an action or actions required by a Governmental Entity pursuant to Applicable Law to address an Environmental Condition or a release of Hazardous Substances, including monitoring, investigation, assessment, treatment, cleanup, containment, removal, mitigation, response or remediation work in connection with such Environmental Conditions or a release of Hazardous Substances.
“Removable Modification” shall have the meaning specified in Section 8.3 of the Facility Lease.
“Rent” shall mean Basic Lease Rent and Supplemental Lease Rent.
“Rent Payment Date” shall mean each May 15 and November 15, commencing November 15, 2026, to and including May 15, 2056.
“Replacement Component” shall have the meaning specified in Section 7.2 of the Facility Lease.
“Replacement Power Bond” shall have the meaning specified in Section 2.10(c) of the Lease Indenture.
“Reported” shall have the meaning specified in the definition of Reinvestment Yield in this Appendix A.
“Required Modification” shall have the meaning specified in Section 8.1 of the Facility Lease.
“Responsible Officer” shall mean (a) with respect to a corporation or limited liability company, its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer, its Independent Manager or any other management employee (i) that has the power to take the action in question and has been authorized, directly or indirectly, by the Board of Directors (or equivalent body) of such Person, (ii) working under the direct supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer, and (iii) whose responsibilities include the administration of the transactions and agreements contemplated by the Transaction Documents, (b) with respect to the Lease Indenture Trustee, an officer in its corporate trust administration department, (c) with respect to TVA, its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer or any other management employee, (d) with respect to the Owner Lessor, the Lessor Manager and (e) with respect to the Holdco, the Holdco Manager.
“Revenues” shall have the meaning specified in the Granting Clause of the Lease Indenture.
“S&P” shall mean S&P Global Ratings or any successor thereto.

“Sale Net Termination Value” shall have the meaning set forth in Section 18.2(e) of the Facility Lease.
“Scheduled Closing Date” shall mean May 26, 2026 and any date set for the Closing in a notice of postponement pursuant to Section 2.3(a) of the Participation Agreement.
“Scheduled Payment Date” shall mean a Rent Payment Date.
“SEC” shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934.
“Secured Indebtedness” shall have the meaning specified in Section 1 of the Lease Indenture.
“Secured Obligations” shall have the meaning set forth in the Granting Clause of the Owner Lessor Mortgage.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Security” shall have the same meaning as in Section 2(a)(1) of the Securities Act.
“Service Commencement Date” shall mean the date upon which the Facility Lease expires or terminates and possession and control of the Owner Lessor’s Interest is delivered to the Owner Lessor or its designee pursuant to Section 5 or Section 18.2 of the Facility Lease.
“Settlement Date” shall mean, with respect to the Called Amount of any Equity Investment, the date, which shall be a Termination Date, on which such Called Amount is to be repaid pursuant to Section 15 of the Facility Lease.
“Severable Modification” shall mean any Modification that is removable without causing material damage to the Facility that cannot readily be repaired.
“Significant Lease Default” shall mean any of: (i) TVA shall fail to make any payment of Basic Lease Rent or Termination Value on the relevant payment date or after the same shall have become due and payable, (ii) TVA shall fail to make any payment of Supplemental Lease Rent in excess of $350,000 (other than Excepted Payments, or Termination Value or any amount determined by reference thereto) on the relevant payment date after the same shall have become due and payable, except to the extent such amounts are the subject of a good faith dispute and have not been established to be due and payable, or (iii) an event which is or, with the passage of time would be, a Lease Event of Default under Section 17(e) or (f) of the Facility Lease.
“Significant Lease Indenture Default” shall mean a failure by the Owner Lessor to make any payment of principal or interest on the Lessor Notes after the same shall have become due and payable.
“Similar Law” shall mean any federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code.

“Special Lessee Transfer” shall have the meaning specified in Section 12 of the Participation Agreement.
“Special Lessee Transfer Amount” shall mean for any Termination Date, the amount determined as follows: (i) the Termination Value (Equity Portion) under the Facility Lease on such Termination Date; plus (ii) any unpaid Basic Lease Rent (Equity Portion) due on or before such Termination Date; plus (iii) the Equity Breakage.
“Station Service Requirements” shall mean the Capacity and Energy required during any period (including initial start-up and testing) and supplied from any source other than the Facility for operation of all on-site process and auxiliary equipment and systems used or useful in connection with the operation and maintenance of the Facility.
“Subcontractors” shall have the meaning specified in the third recital of the Construction Management Agreement.
“Subordinated Resolution” shall mean the Tennessee Valley Authority Subordinated Debt resolution adopted March 29, 1995, as amended and supplemented.
“Supplemental Financing” shall have the meaning specified in Section 11.2(b) of the Participation Agreement.
“Supplemental Lease Rent” shall mean any and all amounts, liabilities and obligations (other than Basic Lease Rent or any amount determined by reference thereto) that TVA assumes, agrees to or is required to pay under the Transaction Documents (whether or not identified as “Supplemental Lease Rent”) to the Owner Lessor or any other Person, including Termination Value and Make Whole Premium.
“Support Agreement” shall mean the Operating and Support Agreement, dated as of the Closing Date, between the Owner Lessor and TVA, substantially in the form of Exhibit H to the Participation Agreement.
“Tax” or “Taxes” shall mean all fees, taxes (including sales taxes, use taxes, stamp taxes, value added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible)), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority (including penalties or other amounts payable pursuant to subtitle B of Title I of ERISA).
“Tax Advance” shall have the meaning specified in Section 9.2(g)(iii)(4) of the Participation Agreement.
“Tax Benefit” shall have the meaning specified in Section 9.2(e) of the Participation Agreement.
“Tax Claim” shall have the meaning specified in Section 9.2(g)(i) of the Participation Agreement.

“Tax Event” shall mean any event or transaction that results in a Noteholder being subject to U.S. federal income tax on a different amount, in a different manner or at a different time than would have been the case if such event had not occurred.
“Tax Indemnitee” shall have the meaning specified in Section 9.2(a) of the Participation Agreement.
“Term-Out Notice Date” shall mean the date on which TVA delivers written notice to the Owner Lessor of TVA’s election to pay the Net TV Amount in accordance with Section 18.4 of the Facility Lease.
“Term-Out Payment Dates” shall have the meaning specified in Section 18.4 of the Facility Lease.
“Termination Date” shall mean each of the monthly dates during the Facility Lease Term identified as a “Termination Date” on Schedule 2 of the Facility Lease.
“Termination Value” for any Termination Date shall mean an amount equal to the sum of (a) Termination Value (Debt Portion) and (b) Termination Value (Equity Portion) for such Termination Date.
“Termination Value (Debt Portion)” for any Termination Date shall mean the amount set forth under the heading “Termination Value (Debt Portion)” on Schedule 2 of the Facility Lease for such Termination Date.
“Termination Value (Equity Portion)” for any Termination Date shall mean the amount set forth under the heading “Termination Value (Equity Portion)” on Schedule 2 of the Facility Lease for such Termination Date.
“Transaction” shall mean, collectively, the transactions contemplated under the Participation Agreement and the other Transaction Documents.
“Transaction Costs” shall mean the following costs to the extent substantiated or otherwise supported in reasonable detail:
(i)    the cost of reproducing and printing the Transaction Documents and the Offering Circular and all costs and fees, including filing and recording fees and recording, transfer, mortgage, intangible and similar taxes in connection with the execution, delivery, filing and recording of the Head Lease, the Facility Lease, the Ground Lease, the Ground Sublease and any other Transaction Document, and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Transaction Document and any Uniform Commercial Code filing fees in respect of the perfection of any security interests created by any of the Transaction Documents or as otherwise reasonably required by the Owner Lessor or the Lease Indenture Trustee;
(ii)    the reasonable fees and expenses of Clifford Chance US LLP, counsel to the Owner Lessor, the Holdco and the Holdco Note Purchasers, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Transaction Documents, subject to the terms set forth in the fee arrangement between TVA and Clifford Chance US LLP;
(iii)    the reasonable fees and expenses of Bass, Berry & Sims PLC, Tennessee counsel to the Holdco and the Underwriters, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Transaction Documents, subject to the terms set forth in the fee arrangement between TVA and Bass, Berry & Sims PLC;
(iv)    the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, special counsel to TVA, and Baker, Donelson, Bearman, Caldwell, & Berkowitz, PC, Tennessee counsel to TVA, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement, the other Transaction Documents and the Underwriting Agreement and the preparation of the Offering Circular, subject to the terms of the fee arrangement between TVA and Orrick, Herrington & Sutcliffe LLP, and the fee arrangement between TVA and Baker, Donelson, Bearman, Caldwell, & Berkowitz, PC;
(v)    the reasonable fees and expenses of Morris James LLP, counsel for the Owner Lessor, the Lessor Manager, and the Holdco Manager, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Transaction Documents;
(vi)    the reasonable fees and expenses of White & Case, LLP, counsel to the Underwriters, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement, the other Transaction Documents and the Underwriting Agreement and the preparation of the Offering Circular, subject to the terms set forth in the fee arrangement between TVA and White & Case, LLP;
(vii)    the reasonable fees and expenses of Richards, Layton & Finger, PA, counsel for the Lease Indenture Trustee and Holdco Collateral Agent for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Transaction Documents;
(viii)    the underwriting discounts and commissions payable to, and reasonable out of pocket expenses of, the Underwriters;
(ix)    the reasonable fees and expenses of Ernst & Young LLP for services rendered in connection with the Transaction;
(x)    the reasonable, documented out-of-pocket expenses of the Holdco, each Holdco Note Purchaser, the Owner Participant and the Owner Lessor;
(xi)    the initial fees and expenses of the Lease Indenture Trustee in connection with the execution and delivery of the Participation Agreement and the other Transaction Documents to which it is or will be a party;
(xii)    the fees and expenses of the Appraiser, for services rendered in connection with delivering the Closing Appraisal required by Section 4 of the Participation Agreement;

(xiii)    the fees and expenses of the Engineering Consultant, for services rendered in connection with delivering the Engineering Report required by Section 4 of the Participation Agreement; and
(xiv)    the fees and expenses of the Rating Agencies in connection with the rating of the Lessor Notes.
Notwithstanding the foregoing, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature nor costs incurred by the parties to the Participation Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above), such as the fees and expenses of financial analysis and consulting, advisory services, and costs of a similar nature.
“Transaction Documents” shall mean the Operative Documents, the Construction Management Agreement and the Holdco Note Purchase Documents.
“Transaction Party(ies)” shall mean, individually or collectively as the context may require, all or any of the parties to the Transaction Documents (including Wilmington Trust).
“Transferee” shall have the meaning specified in Section 7.1(a) of the Participation Agreement.
“Transmission Services Guidelines” shall mean the “Transmission Services Guidelines” of TVA or any successor tariff thereto of general applicability governing the provision of such transmission services and associated ancillary services over the TVA transmission facilities.
“Treasury Regulations” shall mean regulations, including temporary regulations, promulgated under the Code.
“Trust Indenture Act” shall mean the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed except as provided in Section 905 of such act; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
“TVA” shall have the meaning set forth in the introductory paragraph to the Participation Agreement.
“TVA Act” shall mean the Tennessee Valley Authority Act of 1933, as amended.
“Uncontrollable Forces” shall have the meaning set forth in Section 8.2 of the Support Agreement.
“Underwriters” shall mean Morgan Stanley & Co. LLC, Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., TD Securities (USA) LLC, U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC.

“Underwriting Agreement” shall mean the Underwriting Agreement, dated the Effective Date, between TVA and the Underwriters.
“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.
“Uniform System of Accounts” shall mean the Uniform System of Accounts prescribed by FERC, as in effect on the Closing Date and as from time to time and thereafter amended, or the chart of accounts and accounting classifications which may be substituted for such Uniform System of Accounts from time to time by FERC or its successor for such purpose.
“Unit ” and collectively the “Units ” shall mean each of the two (2) General Electric 7HA.03 combustion turbine generators, together with the related General Electric heat recovery steam generator and the related General Electric D600 steam turbine and General Electric H53 steam turbine generator, and any Components exclusively related thereto, as more particularly described on Exhibit A to the Facility Lease.
“U.S. Government Obligations” shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.
“Verifier” shall have the meaning specified in Section 3.4(c) of the Facility Lease.
“Wilmington Trust” shall have the meaning set forth in the introductory paragraph to the Participation Agreement.
“Work” shall have the meaning specified in Section 2.1(a) of the Construction Management Agreement.
_______________
Copies of the Ground Lease, the Ground Sublease, the Head Lease, the Facility Lease, the Owner Lessor Mortgage, and the Lease Indenture are of record with the office of the Register of Deeds of Stewart County, Tennessee.

Index

2026 Lessor Notes.......................................	4	Construction Period Financing Costs..........	9
Actual Knowledge......................................	4	Contract Year..............................................	9
Additional Equity Investment.....................	4	Contractor...................................................	9
Additional Facility......................................	4	Cumberland Construction Contract............	9
Additional Lessor Notes.............................	4	Cumberland Fossil Plant.............................	9
Additional Owner........................................	4	Debt Portion................................................	9
Affiliate.......................................................	4	Deed of Trust Trustee.................................	9
After-Tax Basis...........................................	4	Design Documents.....................................	9
Applicable Law...........................................	5	Discount Value...........................................	9
Applicable Permits.....................................	5	Dollars.........................................................	9
Applicable Rate..........................................	5	DTC.............................................................	9
Appraisal Procedure....................................	5	Early Buy Out.............................................	10
Appraiser.....................................................	5	Early Buy Out Date.....................................	10
Arbitration Proceeding................................	5	Early Buy Out Notice..................................	10
Assigned Documents..................................	6	Effective Date.............................................	10
Assignment and Assumption Agreement...	6	Election Notice............................................	10
Bankruptcy Code........................................	6	Energy.........................................................	10
Base Rate....................................................	6	Enforcement Notice....................................	10
Basic Lease Rent.........................................	6	Engineering Consultant...............................	10
Basic Lease Rent (Debt Portion).................	6	Engineering Report.....................................	10
Basic Lease Rent (Equity Portion)..............	7	Environmental Condition............................	10
Benefit Plan.................................................	7	Environmental Laws...................................	10
Bond Resolution..........................................	7	Equity Breakage..........................................	10
Business Day...............................................	7	Equity Guarantor.........................................	10
Called Amount............................................	7	Equity Guaranty..........................................	10
Capability....................................................	7	Equity Investment.......................................	10
Capacity......................................................	7	Equity Portion.............................................	11
Capital Expenditure Budget........................	7	ERISA.........................................................	11
Claim...........................................................	7	Event of Loss..............................................	11
Closing........................................................	7	Evidences of Indebtedness..........................	11
Closing Appraisal........................................	7	Excepted Payments.....................................	11
Closing Date................................................	7	Excepted Rights..........................................	12
CMA Payment............................................	8	Excess Amounts..........................................	12
Code............................................................	8	Exchange Act..............................................	12
Co-Holdco Manager....................................	8	Exchange Date............................................	12
Co-Lessor Manager.....................................	8	Excluded Property.......................................	12
Collateral.....................................................	8	Excluded Taxes...........................................	12
Common Facilities......................................	8	Expected Completion Date.........................	12
Competitor..................................................	8	Expiration Date...........................................	12
Component..................................................	8	Facility........................................................	12
Confidential Information............................	8	Facility Lease..............................................	12
Construction Cost.......................................	8	Facility Lease Term....................................	12
Construction Management Agreement......	9	Facility Lessee............................................	12
Construction Period Financing Account.....	9	Facility Lessee’s Interest.............................	12

Facility Lessor.............................................	12	Holdco Note Purchaser’s Percentage Interest of the Notes....................................	17
Facility Operating Fee.................................	12
Facility Operation and Maintenance Expense		Holdco Placement Agent............................	17
....................................................................	12	Holdco Pledge Agreement..........................	17
Facility Site.................................................	13	Holdco’s Lien.............................................	16
Facility User................................................	13	Indemnitee..................................................	17
Fair Market Rental Value............................	13	Independent Appraiser................................	17
Fair Market Sales Value..............................	13	Investment Banker......................................	17
Federal Power Act.......................................	14	Kiewit.........................................................	17
FERC...........................................................	14	Lease Commencement Date.......................	17
Final Acceptance.........................................	14	Lease Debt Rate.........................................	17
Final Acceptance Certificate.......................	14	Lease Default.............................................	17
Final Determination....................................	14	Lease Event of Default...............................	17
Final Shutdown..........................................	14	Lease Indenture..........................................	17
Final Shutdown Date...................................	14	Lease Indenture Bankruptcy Default.........	17
Fitch............................................................	14	Lease Indenture Estate................................	17
FMV Net Termination Value......................	14	Lease Indenture Event of Default...............	17
GAAP.........................................................	14	Lease Indenture Payment Default...............	18
Government................................................	14	Lease Indenture Trustee..............................	18
Governmental Entity...................................	14	Lease Indenture Trustee Office...................	18
Ground Interest...........................................	15	Lease Indenture Trustee’s Account............	18
Ground Lease.............................................	15	Lease Indenture Trustee’s Liens.................	18
Ground Lease Term....................................	15	Leasehold Deed of Trust Trustee................	17
Ground Lessee............................................	15	Lessee Person.............................................	18
Ground Lessor.............................................	15	Lessor Estate..............................................	18
Ground Lessor’s Release Rights.................	15	Lessor Manager..........................................	18
Ground Sublease.........................................	15	Lessor Notes...............................................	18
Ground Sublease Term...............................	15	Lien.............................................................	19
Ground Sublessee........................................	15	List of Competitors.....................................	19
Ground Sublessor........................................	15	Majority in Interest of Noteholders.............	19
Guaranteed Provisional Acceptance Date..	15	Make Whole Premium................................	19
Hazardous Substance.................................	15	Material Adverse Effect..............................	19
Head Lease.................................................	15	Maximum Net Generating Capacity...........	19
Head Lease Rent.........................................	15	Membership Interests..................................	19
Head Lease Term........................................	16	Modification................................................	19
Head Lessee................................................	16	Month..........................................................	19
Head Lessor................................................	16	Moody’s......................................................	19
Holdco........................................................	16	Net TV Amount..........................................	20
Holdco Collateral Agent.............................	16	Net TV Amount (Debt Portion)..................	20
Holdco LLC Agreement.............................	16	Net TV Amount (Debt Portion) Rate..........	20
Holdco Manager.........................................	16	Net TV Amount (Equity Portion)...............	20
Holdco Note................................................	16	Net TV Amount (Equity Portion) Rate.......	20
Holdco Note Purchase Agreement..............	16	Nonseverable Modifications.......................	20
Holdco Note Purchase Documents.............	16	Note Register..............................................	20
Holdco Note Purchaser...............................	16	Noteholder...................................................	20
		Offering Circular.........................................	20

Officer’s Certificate....................................	20	Regulatory Event of Loss............................	25
Operating Fee..............................................	20	Regulatory Event of Loss Termination
Operation and Maintenance Expense	20	Payment..................................................	25
Operation and Maintenance Expense Budget		Reinvestment Yield.....................................	26
.................................................................	20	Related Party...............................................	25
Operative Documents..................................	21	Released Property.......................................	26
Optional Modification.................................	21	Relevant Portion..........................................	26
Other Redemption Date Payment Amounts		Remaining Average Life.............................	26
.................................................................	21	Remaining Scheduled Payments.................	27
Outside Lease Commencement Date..........	21	Remediate...................................................	27
Overdue Rate..............................................	21	Removable Modification............................	27
Owner Lessor..............................................	21	Rent.............................................................	27
Owner Lessor Indemnified Party................	21	Rent Payment Date.....................................	27
Owner Lessor LLC Agreement...................	21	Replacement Component............................	27
Owner Lessor Mortgage.............................	21	Replacement Power Bond...........................	27
Owner Lessor’s Account............................	22	Reported......................................................	27
Owner Lessor’s Interest..............................	22	Required Modification................................	27
Owner Lessor’s Lien...................................	22	Responsible Officer....................................	27
Owner Participant.......................................	22	Revenues.....................................................	27
Partial Early Buy Out.................................	22	S&P.............................................................	27
Partial Event of Loss...................................	22	Sale Net Termination Value........................	28
Participation Agreement.............................	22	Scheduled Closing Date..............................	28
Paying Agent..............................................	22	Scheduled Payment Date............................	28
Permitted Closing Date Liens....................	22	SEC.............................................................	28
Permitted Instruments................................	22	Secured Indebtedness.................................	28
Permitted Liens.........................................	23	Securities Act..............................................	28
Permitted Post Facility Lease Term Liens..	23	Security.......................................................	28
Permitted Securities....................................	23	Service Commencement Date.....................	28
Person..........................................................	23	Settlement Date...........................................	28
Personalty....................................................	24	Severable Modification...............................	28
Plan.............................................................	24	Significant Lease Default............................	28
Point or Points of Interconnection..............	24	Significant Lease Indenture Default...........	28
Power..........................................................	24	Similar Law.................................................	28
Proceeds......................................................	24	Special Lessee Transfer..............................	29
Provisional Acceptance...............................	24	Special Lessee Transfer Amount................	29
Provisional Acceptance Certificate.............	24	Station Service Requirements.....................	29
Prudent Industry Practice............................	24	Subcontractors.............................................	29
Punch List...................................................	24	Subordinated Resolution.............................	29
Quarter........................................................	24	Supplemental Financing..............................	29
Rates...........................................................	24	Supplemental Lease Rent............................	29
Rating Agencies.........................................	24	Support Agreement.....................................	29
Real Property..............................................	24	Tax..............................................................	29
Reasonable Basis........................................	25	Tax Advance...............................................	29
Rebuilding Closing Date............................	25	Tax Benefit..................................................	29
Redemption Date........................................	25	Tax Claim....................................................	29
Registrar......................................................	25	Tax Event....................................................	30

Tax Indemnitee...........................................	30	Trust Indenture Act.....................................	32
Taxes...........................................................	29	TVA............................................................	32
Termination Date........................................	30	TVA Act.....................................................	32
Termination Value......................................	30	U.S. Government Obligations....................	33
Termination Value (Debt Portion)..............	30	Uncontrollable Forces.................................	32
Termination Value (Equity Portion)...........	30	Underwriters...............................................	32
Term-Out Notice Date................................	30	Underwriting Agreement............................	32
Term-Out Payment Dates...........................	30	Uniform Commercial Code” or “UCC.......	33
Transaction.................................................	30	Uniform System of Accounts......................	33
Transaction Costs.......................................	30	Unit.............................................................	33
Transaction Documents..............................	32	Units............................................................	33
Transaction Party(ies)................................	32	Verifier........................................................	33
Transferee..................................................	32	Wilmington Trust.......................................	33
Transmission Services Guidelines.............	32	Work...........................................................	33
Treasury Regulations................................	32

Attachment A
to
Head Lease

DESCRIPTION OF THE FACILITY
The Facility consists of generating Units, Common Facilities, and other equipment, material or property, other than real property, associated with the Units and Common Facilities, all of which are located on, under, or over the Facility Site, which Facility Site is the real property located in Stewart County, Tennessee and is described in greater detail in Exhibit 1 to the Ground Lease.
The Facility will have two (2) 1-on-1 multi-shaft combined cycle Power Island Equipment (PIE) trains, each with a nominal output of 725 MW.  Each Unit consists of a General Electric (“GE”) 7HA.03 combustion turbine, GE H84 combustion turbine generator (“CTG”), GE Heat Recovery Steam Generator (HRSG), with GE D600 Steam Turbines and GE H53 generators steam turbine generator (“STG”).
The Facility will also include ancillary equipment, except for any Component exclusively constituting Common Facilities. Natural gas will be the only fuel.
Each PIE Train includes:
•Combustion Gas Turbine (GT) - GE GT-7HA.03 Unit
•Turning Gear & Syncho-self shifting (SSS) clutch
•Dry Low NOx (DLN) Combustion System
•Hot Day Augmentation System (HDAS) on the GT
•Exhaust System Bypass Stack
•Air Filtration Pulse filter (self-cleaning)
•Inlet Evaporative Cooling System
•Compressor/Turbine Cleaning On-line and off–line Compressor Water Wash
•Heat Recovery Steam Generator (HRSG) - Natural Circulation, Horizontal Gas Flow, Reheat Units, Rapid Response Lite, Supplemental Firing Fired on NG only
•Emissions Control- Selective Catalytic Reactor (SCR) and Carbon Monoxide (CO) Catalyst (19% Aqueous Ammonia to be utilized)
•Stack Closure Damper
•HRSG Exhaust Stack - Height 160 ft, Diameter 22.9 ft
•Boiler Feedwater System
•Boiler Blowdown Tank and System
•Steam Turbine (ST) - GE STF-D600 Units - Combined HP-IP
•Gas Turbine Generator - GE H84 Unit (Assembled rotor), hydrogen cooled
•Generator Hydrogen Detection Systems
•Generator Excitation System
•Packaged Electric and Electronic Control Compartment (PEECC)
•Combined LCI/Exciter Compartment (LEC)
ATTACH. A-1

•Current & Voltage Transformers
•Generator Seal Oil Systems
•Lube Oil Systems
•Steam Turbine Generator - GE H53 Unit (Assembled rotor), Hydrogen cooled
•GT/ST Closed Loop Cooling System (50% propylene glycol/water)
•Steam Turbine Condenser - Air Cooled Condenser (ACC)
•Fuel Gas Conditioning System (Flow measurement, filtration, heating)
•Control Systems - Bottoming Cycle Control System (BCCS) GE Mark VIe
•HRSG Burner Management System
•Rotor, Bearing and Performance Monitoring Systems
•Generator Protection Panel (GPP)
•Power Distribution Building
•Auxiliary Boiler with redundant steam crossover
•Continuous Emissions Monitoring System (CEMS) (Provided by TVA)
•Transformers including Generator Step-up (GSUT), Essential Services (EST), Medium Voltage (MV)
•Electrical Systems (Grounding, Lightening, etc.)
•Generator Circuit Breakers (GCB)
•Switchgear (MV & 480 V)

The Common Facilities are equipment and facilities that are used for the operation of the (2) PIE trains (units) at the Facility.  These shared facilities support the Units.

The Common Facilities are as follows:

•Compressed Air Systems
•Fuel (Natural) Gas Supply (Conditioning and Compression) System
•Aqueous Ammonia Storage and Supply System for SCR
•Oil-Water Separation and Discharge System
•Process Water Treatment and Discharge system
•Fire Protection & Detection Systems
•Potable Water Storage (Tanks) and Supply System
•Safety Eye Wash Stations
•Storm Water Drain System
•Sanitary (Septic) System
•Demineralized Water Storage (Tanks) and Supply System
•Administration Building including Control Room and Maintenance Facilities
•Outage Control Center with Shop Facilities
•Warehouse

    ATTACH. A-2

Attachment B
to
Head Lease
PERMITTED CLOSING DATE LIENS

None.

ATTACH. B-1